UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	3-31

Date of reporting period:	3-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT                  MARCH 31, 2012

Capital Preservation Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	15
Report of Independent Registered Public Accounting Firm	16
Management	17
Additional Information	20

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on  the “Fund Performance” and “Insights & News” headings at the top of our  Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen,
Chief Investment Officer,
Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPFXX	0.01%(1)	0.96%(1)	1.53%(1)	4.26%(1)	10/13/72

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2012
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.40%
7-Day Effective Yield
After waiver(1)	0.01%
(1)Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	53 days
Weighted Average Life	53 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	33%
31-90 days	52%
91-180 days	15%
More than 180 days	—

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$0.25	0.05%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.40	0.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.75	$0.25	0.05%
Investor Class (before waiver)	$1,000	$1,022.60	$2.43	0.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Treasury Bills(1) — 60.2%
U.S. Treasury Bill, 0.03%, 4/5/12	$65,000,000	$64,999,783
U.S. Treasury Bill, 0.07%, 4/12/12	92,000,000	91,998,173
U.S. Treasury Bill, 0.03%, 4/19/12	70,000,000	69,999,125
U.S. Treasury Bill, 0.09%, 4/19/12	150,000,000	149,993,437
U.S. Treasury Bill, 0.04%, 4/26/12	200,000,000	199,994,306
U.S. Treasury Bill, 0.08%, 5/10/12	150,000,000	149,987,813
U.S. Treasury Bill, 0.07%, 5/15/12	14,974,000	14,972,802
U.S. Treasury Bill, 0.07%, 5/15/12	3,206,000	3,205,715
U.S. Treasury Bill, 0.04%, 5/17/12	45,000,000	44,997,988
U.S. Treasury Bill, 0.09%, 5/24/12	250,000,000	249,968,715
U.S. Treasury Bill, 0.09%, 5/31/12	10,323,000	10,321,502
U.S. Treasury Bill, 0.11%, 5/31/12	117,000,000	116,978,550
U.S. Treasury Bill, 0.07%, 6/7/12	50,000,000	49,993,486
U.S. Treasury Bill, 0.07%, 6/7/12	65,000,000	64,991,230
U.S. Treasury Bill, 0.08%, 6/7/12	125,000,000	124,981,389
U.S. Treasury Bill, 0.10%, 6/14/12	100,000,000	99,980,472
U.S. Treasury Bill, 0.09%, 6/21/12	110,000,000	109,977,106
U.S. Treasury Bill, 0.06%, 7/19/12	10,000,000	9,998,183
U.S. Treasury Bill, 0.07%, 7/26/12	10,000,000	9,997,744
U.S. Treasury Bill, 0.15%, 9/20/12	50,000,000	49,964,764
TOTAL U.S. TREASURY BILLS		1,687,302,283

	Principal Amount/ Shares	Value
U.S. Treasury Notes(1) — 27.4%
U.S. Treasury Note, 0.07%, 4/30/12	$37,107,000	$37,104,902
U.S. Treasury Note, 0.08%, 4/30/12	3,685,000	3,684,760
U.S. Treasury Note, 0.12%, 4/30/12	8,897,000	8,896,140
U.S. Treasury Note, 1.00%, 4/30/12	60,000,000	60,045,739
U.S. Treasury Note, 4.50%, 4/30/12	20,000,000	20,068,148
U.S. Treasury Note, 1.375%, 5/15/12	100,000,000	100,156,249
U.S. Treasury Note, 0.75%, 5/31/12	5,000,000	5,005,401
U.S. Treasury Note, 4.75%, 5/31/12	70,000,000	70,539,350
U.S. Treasury Note, 1.875%, 6/15/12	125,000,000	125,457,764
U.S. Treasury Note, 0.625%, 6/30/12	180,000,000	180,241,179
U.S. Treasury Note, 1.50%, 7/15/12	125,000,000	125,510,660
U.S. Treasury Note, 4.625%, 7/31/12	30,000,000	30,449,798
TOTAL U.S. TREASURY NOTES		767,160,090
Temporary Cash Investments — 0.1%
SSgA U.S. Government Money Market Fund	2,594,031	2,594,031
TOTAL INVESTMENT SECURITIES — 87.7%		2,457,056,404
OTHER ASSETS AND LIABILITIES(2) — 12.3%		344,736,349
NET ASSETS — 100.0%		$2,801,792,753

Notes to Schedule of Investments

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.
(2)	Amount relates primarily to receivable for investments sold, but not settled, at period end.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,457,056,404
Cash	110,584,000
Receivable for investments sold	245,037,045
Receivable for capital shares sold	2,161,229
Interest receivable	4,307,279
2,819,145,957

Liabilities
Payable for investments purchased	14,972,802
Payable for capital shares redeemed	2,238,025
Accrued management fees	142,083
Dividends payable	294
17,353,204

Net Assets	$2,801,792,753

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,801,820,594

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,801,821,490
Accumulated net realized loss	(28,737)
$2,801,792,753

See Notes to Financial Statements.

9

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$1,911,445

Expenses:
Management fees	13,672,144
Trustees’ fees and expenses	162,152
Other expenses	2,380
13,836,676
Fees waived	(12,209,810)
1,626,866

Net investment income (loss)	284,579

Net realized gain (loss) on investment transactions	(25,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	$259,318

See Notes to Financial Statements.

10

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$284,579	$299,623
Net realized gain (loss)	(25,261)	1,730
Net increase (decrease) in net assets resulting from operations	259,318	301,353

Distributions to Shareholders
From net investment income	(284,579)	(299,623)
From net realized gains	(3,628)	(7,418)
Decrease in net assets from distributions	(288,207)	(307,041)

Capital Share Transactions
Proceeds from shares sold	1,456,843,983	1,062,497,413
Proceeds from reinvestment of distributions	260,076	302,742
Payments for shares redeemed	(1,568,500,998)	(1,302,942,463)
Net increase (decrease) in net assets from capital share transactions	(111,396,939)	(240,142,308)

Net increase (decrease) in net assets	(111,425,828)	(240,147,996)

Net Assets
Beginning of period	2,913,218,581	3,153,366,577
End of period	$2,801,792,753	$2,913,218,581

Transactions in Shares of the Fund
Sold	1,456,843,983	1,062,497,413
Issued in reinvestment of distributions	260,076	302,742
Redeemed	(1,568,500,998)	(1,302,942,463)
Net increase (decrease) in shares of the fund	(111,396,939)	(240,142,308)

See Notes to Financial Statements.

11

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity. The fund pursues its objectives by investing in short-term money market securities issued by the U.S. Treasury that are guaranteed by the direct full faith and credit pledge of the U.S. government.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

12

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. From April 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.021% of its management fee. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for the year ended March 31, 2012 was 0.47%. The effective annual management fee after waiver for the year ended March 31, 2012 was 0.05%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Bills	—	$1,687,302,283	—
U.S. Treasury Notes	—	767,160,090	—
Temporary Cash Investments	$2,594,031	—	—
Total Value of Investment Securities	$2,594,031	$2,454,462,373	—

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$288,207	$307,041
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $(28,737) of net capital losses incurred in the five-month period ended March 31, 2012, as having been incurred in the following fiscal year for federal income tax purposes.

14

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,801,793
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	0.48%	0.01%	(0.30)%	$2,913,219
2010	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.28%	0.48%	0.01%	(0.19)%	$3,153,367
2009	$1.00	0.01	(0.01)	—	(0.01)	$1.00	0.91%	0.49%	0.49%	0.87%	0.87%	$3,568,285
2008	$1.00	0.04	(0.04)	—	(0.04)	$1.00	3.90%	0.47%	0.47%	3.78%	3.78%	$3,270,834

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and
Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

16

Management

The Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

17

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

18

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

19

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75036   1205

ANNUAL REPORT                  MARCH 31, 2012

Short-Term Government Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen,
Chief Investment Officer,
Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%-
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	1.59%	3.20%	2.99%	5.49%	12/15/82
Barclays U.S. 1-3 Year Government Bond Index	—	1.48%	3.50%	3.38%	6.32%(1)	—
Institutional Class	TWUOX	1.79%	—	—	1.58%	3/1/10
A Class(2) No sales charge* With sales charge*	TWAVX	1.33% -0.91%	2.94% 2.46%	2.73% 2.49%	3.36% 3.19%	7/8/98
C Class	TWACX	0.55%	—	—	0.37%	3/1/10
R Class	TWARX	1.15%	—	—	0.90%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/82, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.56%	0.36%	0.81%	1.56%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Short-Term Government returned 1.59%* for the 12 months ended March 31, 2012. By comparison, the portfolio’s benchmark, the Barclays U.S. 1-3 Year Government Bond Index, returned 1.48%. See pages 4 and 5 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Short-Term Government’s absolute return reflected the modest, positive performance of short-term government bonds during the period. Relative to the benchmark, the main contributor was security selection within the fund’s mortgage-backed securities (MBS) allocation during the reporting period.

Treasuries Rallied; Mortgage Strategy was Positive

With Treasury yields remaining at relatively low levels, we maintained a portfolio overweight position in the higher-yielding MBS sector throughout the 12-month period and maintained an underweight position in U.S. Treasuries. This detracted from fund performance, as Treasury notes and bonds continued to advance during the period, outperforming MBS and other government agency securities. Strong demand for safe-haven Treasuries during much of the reporting period caused yields on Treasury notes and bonds to decline. This generated strong total returns, particularly among longer-term Treasuries, which outpaced other taxable fixed-income sectors and even the major U.S. stock benchmarks for the 12 months.

Security selection within the portfolio’s mortgage component contributed positively to the 12-month return and helped offset the effect of the relative Treasury underweight. In particular, we maintained a modest overweight to higher-yielding collateralized mortgage obligations (CMOs) and a neutral weighting to traditional government agency pass-through MBS. This positioning helped the portfolio’s performance, because CMOs outperformed traditional MBS. Investors generally favored “structured mortgage products,” such as CMOs, which are less likely to experience sharp price volatility due to refinancing and the risk of rapidly changing interest rates, while offering more predictable cash flows. Late in the period, a position in agency adjustable-rate mortgages (ARMs) also contributed favorably to the fund’s performance.

An underweight to government agency securities, which lagged Treasuries and MBS for the 12-month period, also helped relative performance. In general, valuations among agency securities were unattractive, due to the impact on the market from the Federal Reserve’s (the Fed’s) bond-buying activities.

Yield Curve Positioning Helped Performance

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and five-year Treasuries. This strategy remained intact through the first half of the reporting period. At that point, the yield curve

*All fund returns referenced in this commentary are for Investor Class shares.

6

had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.

Outlook

“We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices,” said Portfolio Manager Bob Gahagan. “We also think growth constraints on global demand for resources and labor should keep inflation contained at a moderate level.

“In the long run, U.S. interest rates, bond yields, and inflation are more likely to rise than decline further. That’s normal, especially following an extended period in which the Fed has kept short-term interest rates artificially low. We believe mixed signals and lingering economic and political uncertainties generally make the case for a disciplined, diversified investment approach.

“We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

7

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.3 years

30-Day SEC Yields
Investor Class	0.15%
Institutional Class	0.35%
A Class	-0.09%
C Class	-0.83%
R Class	-0.36%

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	59.8%
U.S. Government Agency Securities	22.9%
Collateralized Mortgage Obligations	10.3%
U.S. Government Agency Mortgage-Backed Securities	5.9%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.9)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,001.40	$2.80	0.56%
Institutional Class	$1,000	$1,002.40	$1.80	0.36%
A Class	$1,000	$1,000.10	$4.05	0.81%
C Class	$1,000	$996.30	$7.79	1.56%
R Class	$1,000	$999.50	$5.30	1.06%
Hypothetical
Investor Class	$1,000	$1,022.20	$2.83	0.56%
Institutional Class	$1,000	$1,023.20	$1.82	0.36%
A Class	$1,000	$1,020.95	$4.09	0.81%
C Class	$1,000	$1,017.20	$7.87	1.56%
R Class	$1,000	$1,019.70	$5.35	1.06%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Treasury Securities — 59.8%
U.S. Treasury Notes, 0.375%, 7/31/13	$30,000,000	$30,042,180
U.S. Treasury Notes, 0.75%, 8/15/13	12,000,000	12,077,820
U.S. Treasury Notes, 0.75%, 9/15/13	50,000,000	50,339,850
U.S. Treasury Notes,0.125%, 9/30/13	3,000,000	2,992,734
U.S. Treasury Notes, 0.50%, 10/15/13	16,000,000	16,048,752
U.S. Treasury Notes, 0.75%, 12/15/13	30,000,000	30,222,660
U.S. Treasury Notes, 1.75%, 1/31/14	15,000,000	15,388,485
U.S. Treasury Notes, 1.25%, 2/15/14	5,000,000	5,085,155
U.S. Treasury Notes, 1.25%, 3/15/14	3,300,000	3,358,007
U.S. Treasury Notes, 0.75%, 6/15/14	11,000,000	11,087,659
U.S. Treasury Notes,0.625%, 7/15/14	74,000,000	74,364,228
U.S. Treasury Notes, 0.50%, 8/15/14	12,000,000	12,021,564
U.S. Treasury Notes, 0.50%, 10/15/14	28,000,000	28,032,816
U.S. Treasury Notes,2.125%, 11/30/14	44,000,000	45,914,704
U.S. Treasury Notes,2.625%, 12/31/14	20,000,000	21,157,820
U.S. Treasury Notes, 0.25%, 1/15/15	35,000,000	34,775,790
U.S. Treasury Notes, 2.25%, 1/31/15	51,000,000	53,490,228
U.S. Treasury Notes, 0.25%, 2/15/15	7,000,000	6,950,783
U.S. Treasury Notes,0.375%, 3/15/15	11,700,000	11,657,038
U.S. Treasury Notes,1.875%, 6/30/15	19,000,000	19,779,304
U.S. Treasury Notes, 1.25%, 9/30/15	23,000,000	23,472,581
U.S. Treasury Notes, 1.25%, 10/31/15	16,000,000	16,321,248
TOTAL U.S. TREASURY SECURITIES (Cost $524,892,289)		524,581,406
U.S. Government Agency Securities — 22.9%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 12.3%
FHLB, 0.22%, 9/12/12	10,000,000	10,004,020
FHLB, 3.625%, 10/18/13	2,000,000	2,101,042
FHLB, 0.875%, 12/27/13	15,000,000	15,170,370
FHLB, 0.375%, 1/29/14	8,390,000	8,392,005
FHLB, Series 467, 5.25%, 6/18/14	10,000,000	11,063,100
FHLMC, 0.625%, 12/28/12	8,000,000	8,025,992
FHLMC, 0.375%, 10/30/13	5,000,000	5,013,230
FHLMC, 0.375%, 11/27/13	3,000,000	3,001,842
FHLMC, 1.00%, 8/27/14	2,000,000	2,027,064
FHLMC, 0.625%, 12/29/14	3,000,000	3,006,948
FHLMC, 2.875%, 2/9/15	12,200,000	12,999,930
FHLMC, 1.75%, 9/10/15	12,100,000	12,512,162
FNMA, 0.70%, 9/19/14	4,000,000	4,000,264
FNMA, 0.375%, 3/16/15	10,000,000	9,932,400
		107,250,369
GOVERNMENT-BACKED CORPORATE BONDS(1) — 10.6%
Ally Financial, Inc., 1.75%, 10/30/12	13,000,000	13,117,078
Ally Financial, Inc., 2.20%, 12/19/12	10,560,000	10,713,088
Citibank N.A., 1.75%, 12/28/12	17,500,000	17,701,530
Citigroup Funding, Inc.,1.875%, 10/22/12	5,000,000	5,046,870
General Electric Capital Corp.,2.625%, 12/28/12	20,000,000	20,357,860
John Deere Capital Corp.,2.875%, 6/19/12	5,000,000	5,029,400
JPMorgan Chase & Co.,2.125%, 12/26/12	16,000,000	16,229,488
Morgan Stanley, 1.95%, 6/20/12	5,000,000	5,019,525
		93,214,839
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $198,700,235)		200,465,208

11

	Principal Amount	Value
Collateralized Mortgage Obligations(2) — 10.3%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17	$4,513,865	$4,750,175
FHLMC, Series 2624, Class FE SEQ, VRN, 0.54%, 4/15/12	1,324,056	1,325,980
FHLMC, Series 2625, Class FJ SEQ, VRN, 0.54%, 4/15/12	403,636	403,787
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	8,352,895	8,939,254
FHLMC, Series 2699, Class TG SEQ, 4.00%, 5/15/17	389,915	395,087
FHLMC, Series 2718, Class FW, VRN, 0.59%, 4/15/12	2,485,214	2,488,537
FHLMC, Series 2779, Class FM SEQ, VRN, 0.59%, 4/15/12	668,208	669,390
FHLMC, Series 2827, Class F, VRN, 0.59%, 4/15/12	465,082	465,172
FHLMC, Series 3501, Class AC SEQ, 4.00%, 8/15/23	4,805,053	5,049,698
FHLMC, Series 3562, Class KB SEQ, 4.00%, 11/15/22	4,510,733	4,672,158
FHLMC, Series 3575, Class A SEQ, 4.00%, 11/15/22	5,626,518	5,822,438
FHLMC, Series 3599, Class B SEQ, 1.60%, 11/15/14	1,373,821	1,377,132
FHLMC, Series 3601, Class AB SEQ, 1.25%, 11/15/12	1,486,406	1,489,169
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	7,207,859	7,397,373
FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21	611,770	630,940
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	2,143,213	2,272,786
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	5,525,455	5,856,634
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	5,000,000	5,322,009
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	3,000,000	3,209,496
FNMA, Series 2003-17, Class FN, VRN, 0.54%, 4/25/12	3,928,572	3,947,952
FNMA, Series 2003-42, Class FK, VRN, 0.64%, 4/25/12	1,188,010	1,190,743
FNMA, Series 2003-43, Class LF, VRN, 0.59%, 4/25/12	1,562,693	1,566,345
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	7,200,000	7,882,113
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	4,100,000	4,440,959
FNMA, Series 2005-53, Class WC SEQ, 5.00%, 8/25/18	154,952	155,266
FNMA, Series 2006-60, Class KF, VRN, 0.54%, 4/25/12	7,526,550	7,515,155
GNMA, Series 2009-61, Class PA, 5.00%, 2/16/32	605,369	613,368
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $89,096,867)		89,849,116
U.S. Government Agency Mortgage-Backed Securities(2) — 5.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.6%
FHLMC, VRN, 2.16%, 4/15/12	95,348	96,205
FHLMC, VRN, 2.39%, 4/15/12	5,350,304	5,733,988
FHLMC, VRN, 2.45%, 4/15/12	1,358,501	1,453,230
FHLMC, VRN, 2.59%, 4/15/12	1,980,807	2,059,581
FHLMC, VRN, 2.69%, 4/15/12	6,816,070	7,074,759
FHLMC, VRN, 2.75%, 4/15/12	40,928	41,287
FHLMC, VRN, 3.01%, 4/15/12	56,042	56,531
FHLMC, VRN, 3.56%, 4/15/12	3,656,464	3,841,247
FHLMC, VRN, 3.70%, 4/15/12	4,164,323	4,367,626
FHLMC, VRN, 3.97%, 4/15/12	1,275,634	1,350,242
FHLMC, VRN, 4.03%, 4/15/12	2,389,109	2,515,834
FNMA, VRN, 1.79%, 4/25/12	44,174	45,923

12

	Principal Amount	Value
FNMA, VRN, 1.92%, 4/25/12	$24,512	$25,433
FNMA, VRN, 2.01%, 4/25/12	84,545	88,413
FNMA, VRN, 2.04%, 4/25/12	1,691,875	1,788,204
FNMA, VRN, 2.12%, 4/25/12	2,965,978	3,159,012
FNMA, VRN, 2.20%, 4/25/12	43,762	45,494
FNMA, VRN, 2.20%, 4/25/12	16,674	17,164
FNMA, VRN, 2.25%, 4/25/12	7,802	7,840
FNMA, VRN, 2.26%, 4/25/12	42,990	43,383
FNMA, VRN, 2.31%, 4/25/12	36,622	38,631
FNMA, VRN, 2.33%, 4/25/12	50,614	50,775
FNMA, VRN, 2.35%, 4/25/12	17,775	18,893
FNMA, VRN, 2.53%, 4/25/12	8,626	8,756
FNMA, VRN, 2.73%, 4/25/12	1,370,516	1,416,461
FNMA, VRN, 2.74%, 4/25/12	380,405	402,707
FNMA, VRN, 2.75%, 4/25/12	25,313	26,756
FNMA, VRN, 2.76%, 4/25/12	32,581	33,130
FNMA, VRN, 2.81%, 4/25/12	12,632	12,679
FNMA, VRN, 3.00%, 4/25/12	9,765	10,145
FNMA, VRN, 3.11%, 4/25/12	3,438,940	3,574,681
FNMA, VRN, 3.34%, 4/25/12	942,904	989,301
FNMA, VRN, 3.39%, 4/25/12	4,463,710	4,663,043
FNMA, VRN, 3.875%, 4/25/12	10,271	10,652
FNMA, VRN, 3.88%, 4/25/12	3,172,380	3,350,711
FNMA, VRN, 4.00%, 4/25/12	50,619	53,766
FNMA, VRN, 4.16%, 4/25/12	106,762	107,741
FNMA, VRN, 4.43%, 4/25/12	16,771	16,913
FNMA, VRN, 6.18%, 4/25/12	5,497	5,534
FNMA, VRN, 7.49%, 4/25/12	6,448	6,662
GNMA, VRN, 2.125%, 4/20/12	17,724	18,382
GNMA, VRN, 2.375%, 4/20/12	12,050	12,484
GNMA, VRN, 3.00%, 4/20/12	65,424	68,586
		48,708,785
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.3%
FHLMC, 6.50%, 12/1/12	15,109	15,412
FHLMC, 6.00%, 2/1/13	47,760	50,618
FHLMC, 7.00%, 11/1/13	6,746	6,989
FHLMC, 7.00%, 12/1/14	7,865	8,316
FHLMC, 6.00%, 1/1/15	270,757	292,363
FHLMC, 7.50%, 5/1/16	126,702	135,918
FHLMC, 5.50%, 11/1/17	426,259	462,021
FNMA, 8.00%, 5/1/12	557	559

	Principal Amount/ Shares	Value
FNMA, 6.50%, 1/1/13	$57,495	$58,815
FNMA, 6.50%, 3/1/13	823	832
FNMA, 6.00%, 6/1/13	9,199	9,273
FNMA, 6.00%, 1/1/14	4,841	5,228
FNMA, 6.00%, 7/1/14	43,248	46,708
FNMA, 5.50%, 4/1/16	108,629	118,471
FNMA, 7.00%, 5/1/32	431,228	500,030
FNMA, 7.00%, 5/1/32	209,555	242,989
FNMA, 7.00%, 6/1/32	76,042	88,184
FNMA, 7.00%, 6/1/32	310,844	360,438
FNMA, 7.00%, 8/1/32	291,180	337,637
GNMA, 9.50%, 11/20/19	7,432	7,866
		2,748,667
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $50,118,291)		51,457,452
Temporary Cash Investments — 2.0%
SSgA U.S. Government Money Market Fund (Cost $17,789,214)	17,789,214	17,789,214
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $880,596,896)		884,142,396
OTHER ASSETS AND LIABILITIES — (0.9)%		(7,493,118)
TOTAL NET ASSETS — 100.0%		$876,649,278

Notes to Schedule of Investments

FDIC = Federal Deposit Insurance Corporation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(2)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $880,596,896)	$884,142,396
Receivable for investments sold	731,446
Receivable for capital shares sold	181,543
Interest receivable	2,701,792
887,757,177

Liabilities
Payable for capital shares redeemed	10,734,211
Accrued management fees	356,529
Distribution and service fees payable	17,159
11,107,899

Net Assets	$876,649,278

Net Assets Consist of:
Capital paid in	$871,316,552
Undistributed net investment income	102,749
Undistributed net realized gain	1,684,477
Net unrealized appreciation	3,545,500
$876,649,278

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$475,832,370	48,755,998	$9.76
Institutional Class	$333,284,014	34,139,654	$9.76
A Class	$63,497,336	6,504,939	$9.76*
C Class	$3,690,755	379,518	$9.72
R Class	$344,803	35,328	$9.76

*Maximum offering price $9.98 (net asset value divided by 0.9775).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$9,543,274

Expenses:
Management fees	4,777,999
Distribution and service fees:
A Class	213,889
C Class	25,634
R Class	365
Trustees’ fees and expenses	53,994
Other expenses	464
5,072,345

Net investment income (loss)	4,470,929

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,419,645
Futures contract transactions	1,917,111
11,336,756

Change in net unrealized appreciation (depreciation) on:
Investments	(2,044,982)
Futures contracts	20,024
(2,024,958)

Net realized and unrealized gain (loss)	9,311,798

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,782,727

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$4,470,929	$9,220,150
Net realized gain (loss)	11,336,756	8,736,286
Change in net unrealized appreciation (depreciation)	(2,024,958)	(1,765,068)
Net increase (decrease) in net assets resulting from operations	13,782,727	16,191,368

Distributions to Shareholders
From net investment income:
Investor Class	(4,715,657)	(9,118,600)
Institutional Class	(334,144)	(728)
A Class	(240,554)	(548,160)
C Class	—	(12)
R Class	(52)	(121)
From net realized gains:
Investor Class	(4,929,949)	(4,574,789)
Institutional Class	(849)	(680)
A Class	(818,530)	(392,947)
C Class	(24,091)	(3,451)
R Class	(663)	(127)
Decrease in net assets from distributions	(11,064,489)	(14,639,615)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(27,440,524)	(166,373,061)

Net increase (decrease) in net assets	(24,722,286)	(164,821,308)

Net Assets
Beginning of period	901,371,564	1,066,192,872
End of period	$876,649,278	$901,371,564

Undistributed accumulated net investment income (loss)	$102,749	$(17,662)

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining safety of principal. The fund pursues its objectives by investing primarily in U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The fund may also invest in investment-grade debt securities, including debt securities of U.S. companies, and non-U.S. government mortgage-backed, asset-backed and other fixed-income securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

17

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor), monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Directors of these entities are officers and directors of other entities and those other entities own 36% of the outstanding shares of the fund.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $1,207,494,924, all of which are U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $1,206,962,973, all of which are U.S. Treasury and Government Agency obligations.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,084,634	$274,673,670	26,161,229	$256,238,820
Issued in reinvestment of distributions	958,404	9,379,075	1,366,427	13,369,692
Redeemed	(67,941,132)	(664,494,310)	(41,847,190)	(409,632,637)
	(38,898,094)	(380,441,565)	(14,319,534)	(140,024,125)
Institutional Class
Sold	39,046,598	381,485,607	12,838	126,250
Issued in reinvestment of distributions	34,302	334,993	144	1,408
Redeemed	(4,954,735)	(48,268,759)	(2,057)	(20,061)
	34,126,165	333,551,841	10,925	107,597
A Class
Sold	34,121,019	335,257,655	4,135,632	40,464,826
Issued in reinvestment of distributions	107,738	1,053,627	94,416	923,788
Redeemed	(32,625,096)	(320,174,410)	(7,006,181)	(68,549,978)
	1,603,661	16,136,872	(2,776,133)	(27,161,364)
C Class
Sold	369,246	3,617,725	98,412	966,414
Issued in reinvestment of distributions	2,193	21,385	342	3,335
Redeemed	(66,108)	(646,818)	(27,129)	(265,166)
	305,331	2,992,292	71,625	704,583
R Class
Sold	32,669	319,340	—	—
Issued in reinvestment of distributions	73	715	25	248
Redeemed	(2)	(19)	—	—
	32,740	320,036	25	248
Net increase (decrease)	(2,830,197)	$(27,440,524)	(17,013,092)	$(166,373,061)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$524,581,406	—
U.S. Government Agency Securities	—	200,465,208	—
Collateralized Mortgage Obligations	—	89,849,116	—
U.S. Government Agency Mortgage-Backed Securities	—	51,457,452	—
Temporary Cash Investments	$17,789,214	—	—
Total Value of Investment Securities	$17,789,214	$866,353,182	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first six months of the period.

At period end, the fund did not have any derivative instruments disclosed on the Statements of Assets and Liabilities. For the year ended March 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $1,917,111 in net realized gain (loss) on futures contract transactions and $20,024 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

21

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$8,520,284	$14,639,615
Long-term capital gains	$2,544,205	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$880,599,409
Gross tax appreciation of investments	$4,341,777
Gross tax depreciation of investments	(798,790)
Net tax appreciation (depreciation) of investments	$3,542,987
Other book-to-tax adjustments	$(462,479)
Net tax appreciation (depreciation)	$3,080,508
Undistributed ordinary income	$1,212,976
Accumulated long-term gains	$1,039,242

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$9.73	0.05	0.10	0.15	(0.06)	(0.06)	(0.12)	$9.76	1.59%	0.56%	0.51%	139%	$475,832
2011	$9.72	0.09	0.07	0.16	(0.10)	(0.05)	(0.15)	$9.73	1.60%	0.56%	0.94%	75%	$852,802
2010	$9.66	0.15	0.07	0.22	(0.16)	—	(0.16)	$9.72	2.25%	0.56%	1.57%	158%	$991,464
2009	$9.65	0.29	0.01	0.30	(0.29)	—	(0.29)	$9.66	3.17%	0.57%	2.99%	142%	$971,230
2008	$9.37	0.40	0.29	0.69	(0.41)	—	(0.41)	$9.65	7.50%	0.57%	4.23%	148%	$1,105,947
Institutional Class
2012	$9.73	0.04	0.13	0.17	(0.08)	(0.06)	(0.14)	$9.76	1.79%	0.36%	0.71%	139%	$333,284
2011	$9.73	0.11	0.06	0.17	(0.12)	(0.05)	(0.17)	$9.73	1.70%	0.36%	1.14%	75%	$131
2010(3)	$9.76	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	$9.73	(0.20)%	0.36%(4)	1.33%(4)	158%(5)	$25
A Class(6)
2012	$9.73	0.02	0.11	0.13	(0.04)	(0.06)	(0.10)	$9.76	1.33%	0.81%	0.26%	139%	$63,497
2011	$9.72	0.07	0.06	0.13	(0.07)	(0.05)	(0.12)	$9.73	1.35%	0.81%	0.69%	75%	$47,692
2010	$9.66	0.13	0.06	0.19	(0.13)	—	(0.13)	$9.72	2.00%	0.81%	1.32%	158%	$74,654
2009	$9.65	0.24	0.03	0.27	(0.26)	—	(0.26)	$9.66	2.91%	0.82%	2.74%	142%	$65,170
2008	$9.37	0.38	0.28	0.66	(0.38)	—	(0.38)	$9.65	7.23%	0.82%	3.98%	148%	$32,379

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$9.73	(0.06)	0.11	0.05	—	(0.06)	(0.06)	$9.72	0.55%	1.56%	(0.49)%	139%	$3,691
2011	$9.73	(0.01)	0.06	0.05	—(7)	(0.05)	(0.05)	$9.73	0.53%	1.56%	(0.06)%	75%	$722
2010(3)	$9.76	—(7)	(0.03)	(0.03)	—(7)	—	—(7)	$9.73	(0.30)%	1.56%(4)	0.13%(4)	158%(5)	$25
R Class
2012	$9.73	(0.01)	0.12	0.11	(0.02)	(0.06)	(0.08)	$9.76	1.15%	1.06%	0.01%	139%	$345
2011	$9.73	0.04	0.06	0.10	(0.05)	(0.05)	(0.10)	$9.73	0.99%	1.06%	0.44%	75%	$25
2010(3)	$9.76	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	$9.73	(0.26)%	1.06%(4)	0.63%(4)	158%(5)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	March 1, 2010 (commencement of sale) through March 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(7)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

25

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None

(1) John Freidenrich will retire as Trustee effective April 30, 2012.

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven ni(1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $2,544,205, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75040   1205

ANNUAL REPORT                  MARCH 31, 2012

Inflation-Adjusted Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen,
Chief Investment Officer,
Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	11.99%	7.35%	7.03%	6.40%	2/10/97
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	12.20%	7.60%	7.51%	7.01%(1)	—
Institutional Class	AIANX	12.16%	7.55%	—	6.29%	10/1/02
A Class(2) No sales charge* With sales charge*	AIAVX	11.72% 6.73%	7.09% 6.11%	6.76% 6.27%	6.58% 6.23%	6/15/98
C Class	AINOX	10.85%	—	—	8.10%	3/1/10
R Class	AIARX	11.37%	—	—	8.64%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/28/97, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.48%	0.28%	0.73%	1.48%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation-Adjusted Bond returned 11.99%* for the 12 months ended March 31, 2012. By comparison, the fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 12.20%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

TIPS posted strong returns for the 12-month period, outperforming their nominal Treasury counterparts and most other sectors of the taxable U.S. fixed-income market. For much of the period, economic uncertainty and concerns about Europe’s sovereign debt crisis helped keep Treasuries, including TIPS, in favor. That trend reversed late in the period. Select economic data improved, European policymakers took steps to stabilize the region’s banking system, and the resulting investor optimism sparked a return to riskier assets.

TIPS also benefited from the inflation environment during the 12-month period, which, despite the still-slow pace of overall economic growth, remained elevated and exceeded the Federal Reserve’s target range of 2%. Rising energy prices, particularly gasoline, accounted for much of the increase in headline inflation, as measured by the Consumer Price Index (CPI).

The portfolio’s underperformance relative to its benchmark was primarily due to the fund’s non-benchmark securities (held in the portfolio but not present in the benchmark), which lagged TIPS for the 12-month.

Commodity Prices, Inflation Measures Mixed

Commodity prices and inflation readings generally were mixed during the period. For example, Brent crude increased from $117 a barrel at the end of March 2011 to $123 a barrel a year later. But, WTI crude futures declined slightly for the same time period, from $107 a barrel to $103. Prices for other commodities also fell, as indicated by the 12-month return of -6.21% for the S&P Goldman Sachs Commodities Index, a measure of price movements in the global commodities markets.

Meanwhile, headline inflation, based on the year-to-year change in the CPI, increased 2.7% as of March 31, 2012, matching the 12-month headline inflation rate of a year earlier. The year-to-year change in core inflation, which excludes food and energy prices, jumped to 2.3% at the end of March 2012, compared with 1.2% a year earlier.

Despite near-term gains in CPI, longer-term inflation expectations eased during the period, according to the 10-year Treasury breakeven rate, a gauge of the market’s inflation expectations for the next 10 years. The Treasury breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) began the period at 2.49 percentage points and slipped to 2.34 percentage points at the end of March 2012.

*All fund returns referenced in this commentary are for Investor Class shares.

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (85% as of March 31, 2012), while investing the remainder in non-Treasury (spread) sectors—primarily investment-grade corporate and mortgage-backed bonds. These investments generally underperformed TIPS for the 12-month period, thereby detracting from performance relative to the all-TIPS benchmark.

In an effort to maintain maximum inflation protection while also diversifying the portfolio, we used inflation “swaps” to synthetically create an inflation-linked “overlay” for the non-inflation-linked spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but we apply stringent controls and oversight with regard to this risk. The combination of the inflation swap overlay and corporate and mortgage-backed securities underperformed TIPS for the 12-month period.

During the first half of the reporting period, we positioned the fund for a flattening of the nominal Treasury yield curve (the graphed line representing all Treasury yields of all maturities at one date). As longer-maturity Treasury yields declined more than shorter-maturity Treasury yields, the curve flattened to within our targeted range, and we exited the strategy.

Outlook

We expect inflation to remain relatively contained over the next 12 months. Longer term, though, fiscal and monetary stimulus eventually may result in higher inflation than what is currently priced into the Treasury market.

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	6.5 years
Weighted Average Life	9.5 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	89.0%
Corporate Bonds	3.4%
Commercial Mortgage-Backed Securities	2.7%
Collateralized Mortgage Obligations	2.1%
U.S. Government Agency Mortgage-Backed Securities	1.1%
Municipal Securities	—*
Temporary Cash Investments	1.2%
Collateral Received for Swap Agreements	—*
Other Assets and Liabilities	0.5%

*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.50	$2.44	0.48%
Institutional Class	$1,000	$1,034.80	$1.42	0.28%
A Class	$1,000	$1,033.20	$3.71	0.73%
C Class	$1,000	$1,028.90	$7.51	1.48%
R Class	$1,000	$1,031.60	$4.98	0.98%
Hypothetical
Investor Class	$1,000	$1,022.60	$2.43	0.48%
Institutional Class	$1,000	$1,023.60	$1.42	0.28%
A Class	$1,000	$1,021.35	$3.69	0.73%
C Class	$1,000	$1,017.60	$7.47	1.48%
R Class	$1,000	$1,020.10	$4.95	0.98%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Treasury Securities — 89.0%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$180,081,498	$229,139,660
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	149,398,452	183,176,546
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27(1)	114,859,005	147,432,329
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28(1)	60,101,472	71,764,943
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28(1)	136,287,922	201,184,415
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(1)	73,624,042	97,229,751
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(1)	155,068,550	239,023,593
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32(1)	31,007,133	47,215,616
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(1)	75,380,850	99,055,185
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41(1)	136,748,599	180,262,413
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42(1)	54,677,670	52,076,216
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	34,591,538	36,426,515
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	145,656,381	155,749,931
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	77,320,637	82,056,526
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	166,321,865	181,264,886
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	157,113,405	171,278,122
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	127,412,544	135,196,686
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	113,547,863	126,747,802
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	139,751,515	157,951,914
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	167,921,040	177,510,843
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16(1)	112,282,064	131,194,630
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)	140,618,673	164,831,521
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17(1)	90,569,656	108,938,359
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18(1)	117,706,515	135,325,768
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(1)	50,409,927	57,750,873
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	64,198,112	76,847,130
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19(1)	83,982,843	99,828,054
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	75,689,426	86,942,324
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20(1)	152,389,234	174,057,154
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21(1)	222,647,134	250,651,913
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(1)	146,619,839	158,647,211
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22(1)	90,645,705	92,812,681
U.S. Treasury Notes, 0.875%, 1/31/17(1)	60,000,000	59,634,360
U.S. Treasury Notes, 2.00%, 11/15/21(1)	67,000,000	65,937,447
U.S. Treasury Notes, 2.00%, 2/15/22(1)	70,000,000	68,632,830
TOTAL U.S. TREASURY SECURITIES (Cost $4,005,210,859)		4,503,776,147

	Principal Amount	Value
Corporate Bonds — 3.4%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 5.20%, 10/15/19(1)	$900,000	$962,491
Lockheed Martin Corp., 4.25%, 11/15/19(1)	3,000,000	3,253,911
		4,216,402
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)	3,120,000	4,074,760
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(1)	4,030,000	4,742,190
Coca-Cola Co. (The), 3.625%, 3/15/14(1)	2,440,000	2,582,328
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(1)	3,540,000	3,681,380
		15,080,658
CHEMICALS — 0.1%
Dow Chemical Co. (The), 2.50%, 2/15/16(1)	3,480,000	3,574,830
COMMERCIAL BANKS†
PNC Funding Corp., 3.625%, 2/8/15(1)	980,000	1,042,535
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	2,675,000	3,250,960
CONSUMER FINANCE — 0.1%
Credit Suisse (New York), 5.30%, 8/13/19(1)	3,240,000	3,575,949
PNC Bank N.A., 6.00%, 12/7/17(1)	1,200,000	1,361,584
		4,937,533
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Citigroup, Inc., 6.01%, 1/15/15(1)	4,340,000	4,718,466
General Electric Capital Corp., 3.75%, 11/14/14(1)	4,640,000	4,937,410
General Electric Capital Corp., 5.625%, 9/15/17(1)	200,000	233,059
General Electric Capital Corp., 4.375%, 9/16/20(1)	1,200,000	1,265,609
General Electric Capital Corp., MTN, 6.00%, 8/7/19(1)	1,350,000	1,578,386
		12,732,930
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
AT&T, Inc., 6.70%, 11/15/13(1)	1,820,000	1,991,606
AT&T, Inc., 6.55%, 2/15/39(1)	3,250,000	3,957,313
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	3,900,000	4,729,924
Verizon Communications, Inc., 6.10%, 4/15/18(1)	3,970,000	4,784,660
		15,463,503
FOOD PRODUCTS — 0.2%
HJ Heinz Co., 2.00%, 9/12/16	2,560,000	2,611,213
Kraft Foods, Inc., 6.125%, 2/1/18(1)	2,450,000	2,942,967
Kraft Foods, Inc., 5.375%, 2/10/20(1)	6,970,000	8,068,130
		13,622,310
GAS UTILITIES — 0.1%
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	2,500,000	2,674,523
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	2,990,000	3,289,185
Williams Partners LP, 4.125%, 11/15/20(1)	1,690,000	1,738,990
		7,702,698
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Baxter International, Inc., 1.85%, 1/15/17(1)	1,300,000	1,317,764
Stryker Corp., 3.00%, 1/15/15(1)	1,450,000	1,528,048
Stryker Corp., 2.00%, 9/30/16(1)	3,720,000	3,816,452
		6,662,264
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17(1)	2,970,000	3,438,119
INSURANCE — 0.1%
Boeing Capital Corp., 2.125%, 8/15/16(1)	3,680,000	3,804,881
Prudential Financial, Inc., MTN, 2.75%, 1/14/13(1)	1,300,000	1,318,824
		5,123,705
IT SERVICES — 0.1%
International Business Machines Corp., 1.95%, 7/22/16	3,970,000	4,077,210

	Principal Amount	Value
MEDIA — 0.4%
Comcast Corp., 5.90%, 3/15/16(1)	$1,880,000	$2,172,248
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(1)	3,300,000	3,487,348
NBCUniversal Media LLC, 4.375%, 4/1/21	3,600,000	3,861,882
News America, Inc., 6.90%, 8/15/39(1)	3,630,000	4,304,247
Time Warner Cable, Inc., 8.25%, 2/14/14(1)	1,210,000	1,370,437
Time Warner, Inc., 4.875%, 3/15/20(1)	3,270,000	3,623,059
		18,819,221
METALS AND MINING — 0.2%
Barrick North America Finance LLC, 4.40%, 5/30/21	3,000,000	3,166,956
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21(1)	4,320,000	4,367,019
Newmont Mining Corp., 6.25%, 10/1/39(1)	1,980,000	2,201,619
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	2,310,000	2,388,540
		12,124,134
MULTI-UTILITIES — 0.3%
Dominion Resources, Inc., 6.40%, 6/15/18(1)	3,250,000	3,983,392
Duke Energy Ohio, Inc., 2.10%, 6/15/13(1)	1,950,000	1,984,669
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	2,600,000	2,922,358
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	1,820,000	1,983,467
PG&E Corp., 5.75%, 4/1/14(1)	1,380,000	1,504,437
Sempra Energy, 6.50%, 6/1/16(1)	1,250,000	1,478,708
		13,857,031
OIL, GAS AND CONSUMABLE FUELS — 0.2%
Chevron Corp., 3.95%, 3/3/14	2,440,000	2,599,796
ConocoPhillips, 4.75%, 2/1/14(1)	5,990,000	6,433,985
Occidental Petroleum Corp., 1.75%, 2/15/17	1,000,000	1,012,055
Talisman Energy, Inc., 7.75%, 6/1/19(1)	1,700,000	2,082,850
		12,128,686
PHARMACEUTICALS — 0.1%
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	2,130,000	2,600,551
SOFTWARE — 0.1%
Adobe Systems, Inc., 3.25%, 2/1/15(1)	4,800,000	5,075,078
SPECIALTY RETAIL — 0.1%
Lowe’s Cos., Inc., 2.125%, 4/15/16(1)	3,310,000	3,410,031
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	2,320,000	2,510,082
Cellco Partnership / Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	1,560,000	2,144,217
		4,654,299
TOTAL CORPORATE BONDS (Cost $162,190,361)		173,594,688
Commercial Mortgage-Backed Securities(3) — 2.7%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(1)	7,200,000	7,577,377
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/10/12(1)	3,050,000	3,393,447
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/10/12(1)	5,300,000	5,681,099
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.42%, 4/15/12(1)(2)	7,180,540	6,467,107
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/10/12(1)	3,900,000	3,910,142
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(1)	6,760,000	6,958,365
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/10/12(1)	4,450,000	4,827,028
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	8,660,970	8,779,374

	Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/10/12(1)	$15,850,000	$17,127,391
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	5,860,000	6,264,671
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	14,375,000	15,635,192
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.28%, 4/15/12(1)	8,650,000	9,337,303
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/15/12(1)	7,500,000	8,010,926
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4 SEQ, VRN, 5.20%, 4/15/12(1)	10,000,000	11,116,225
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/15/12(1)	5,025,000	5,402,785
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, VRN, 0.54%, 4/15/12(1)(2)	4,820,892	4,688,723
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 4/15/12(1)	9,484,227	9,600,684
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $133,317,114)		134,777,839
Collateralized Mortgage Obligations(3) — 2.1%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	5,382,230	5,546,620
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	5,633,091	5,837,857
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	3,527,253	3,623,842
Banc of America Mortgage Securities, Inc., Series 2004-8, Class 5A1, 6.50%, 5/25/32(1)	4,088,240	4,298,490
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33(1)	6,275,978	6,485,875
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	6,191,299	6,427,797
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	6,150,028	6,437,053
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.01%, 4/18/12	4,920,757	5,191,514
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 4/25/12	4,019,924	4,125,419
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/25/12	5,910,382	6,004,555
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33(1)	6,006,855	6,312,030
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-11, Class 1A10 SEQ, 4.75%, 10/25/18(1)	6,264,643	6,439,540
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	6,302,025	6,639,539
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	4,171,601	4,368,265
		77,738,396
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	17,900,000	19,474,953
FHLMC, Series 3794, Class LB SEQ, 3.50%, 1/15/26	7,665,877	8,089,844
		27,564,797
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $103,765,958)		105,303,193

Principal Amount	Value

U.S. Government Agency Mortgage-Backed Securities(3) — 1.1%
FNMA, 4.50%, 9/1/41	$24,914,018	$26,767,943
FNMA, 4.00%, 1/1/42	26,759,241	28,245,186
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $54,875,784)		55,013,129
Municipal Securities†
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	430,000	564,711
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	295,000	348,908
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)	875,000	1,086,260
TOTAL MUNICIPAL SECURITIES (Cost $1,599,422)		1,999,879

	Principal Amount/ Shares	Value
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $21,991,866), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $21,539,358)		$21,539,340
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $13,713,938), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $13,462,122)		13,462,088
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.5%, 5/15/38, valued at $16,509,903), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $16,154,545)		16,154,505
SSgA U.S. Government Money Market Fund	9,149,822	9,149,822
TOTAL TEMPORARY CASH INVESTMENTS (Cost $60,305,755)		60,305,755
Collateral Received for Swap Agreements†
U.S. Treasury Bonds, 4.50%, 8/15/39 (Cost $989,086)	$810,000	989,086
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $4,522,254,339)		5,035,759,716
OTHER ASSETS AND LIABILITIES — 0.5%		24,551,250
TOTAL NET ASSETS — 100.0%		$5,060,310,966

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
230	U.S. Treasury 10-Year Notes	June 2012	$ 29,781,406	$ (433,002)
905	U.S. Treasury 5-Year Notes	June 2012	110,897,852	(709,176)
			$140,679,258	$(1,142,178)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
170	U.S. Long Bond	June 2012	$23,417,500	$799,194

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$40,800,000	U.S. CPI Urban Consumers NSA Index	Receive	1.57%	9/8/14	$621,195
Bank of America N.A.	32,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	(211,394)
Bank of America N.A.	1,075,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	10,923
Bank of America N.A.	44,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.87%	9/21/16	844,578
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(11,151)
Bank of America N.A.	8,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.51%	3/30/19	(46,903)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(90,471)
Bank of America N.A.	50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.62%	3/18/20	(595,482)
Bank of America N.A.	4,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(42,785)
Barclays Bank plc	46,100,000	U.S. CPI Urban Consumers NSA Index	Receive	1.58%	9/6/13	412,617
Barclays Bank plc	54,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.66%	9/12/14	674,309
Barclays Bank plc	55,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.69%	9/22/14	633,126
Barclays Bank plc	49,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.77%	9/23/14	448,118
Barclays Bank plc	38,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	357,165
Barclays Bank plc	24,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(1,230,936)
Barclays Bank plc	29,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(1,881,686)
						$(108,777)

Notes to Schedule of Investments

CPI = Consumer Price Index
FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NSA = Not Seasonally Adjusted
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $172,210,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $13,756,381, which represented 0.3% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $4,522,254,339) (including securities received as collateral for swap agreements, cost of $989,086, at value of $989,086)	$5,035,759,716
Receivable for investments sold	6,124,247
Receivable for capital shares sold	8,359,394
Swap agreements, at value	4,002,031
Interest receivable	20,624,274
5,074,869,662

Liabilities
Payable for collateral received for swap agreements	989,086
Payable for capital shares redeemed	7,385,997
Payable for variation margin on futures contracts	18,906
Swap agreements, at value	4,110,808
Accrued management fees	1,849,883
Distribution and service fees payable	204,016
14,558,696

Net Assets	$5,060,310,966

Net Assets Consist of:
Capital paid in	$4,512,019,858
Undistributed net investment income	45,944,892
Accumulated net realized loss	(10,707,400)
Net unrealized appreciation	513,053,616
$5,060,310,966

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$3,393,055,319	264,144,818	$12.85
Institutional Class	$802,309,052	62,428,795	$12.85
A Class	$830,061,717	64,867,390	$12.80*
C Class	$31,562,731	2,464,523	$12.81
R Class	$3,322,147	258,937	$12.83

*Maximum offering price $13.40 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$162,120,881

Expenses:
Management fees	19,636,430
Distribution and service fees:
A Class	1,938,265
C Class	183,864
R Class	8,318
Trustees’ fees and expenses	278,951
Other expenses	1,918
22,047,746

Net investment income (loss)	140,073,135

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	45,515,752
Futures contract transactions	8,365,129
Swap agreement transactions	(3,757,175)
50,123,706

Change in net unrealized appreciation (depreciation) on:
Investments	282,673,661
Futures contracts	(269,449)
Swap agreements	3,537,922
285,942,134

Net realized and unrealized gain (loss)	336,065,840

Net Increase (Decrease) in Net Assets Resulting from Operations	$476,138,975

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$140,073,135	$95,758,544
Net realized gain (loss)	50,123,706	22,778,409
Change in net unrealized appreciation (depreciation)	285,942,134	128,994,023
Net increase (decrease) in net assets resulting from operations	476,138,975	247,530,976

Distributions to Shareholders
From net investment income:
Investor Class	(106,854,611)	(55,336,814)
Institutional Class	(25,345,585)	(10,906,755)
A Class	(26,204,890)	(14,120,189)
C Class	(501,750)	(19,340)
R Class	(44,403)	(464)
From net realized gains:
Investor Class	(29,589,728)	(14,802,400)
Institutional Class	(6,671,596)	(2,381,569)
A Class	(7,538,147)	(4,046,425)
C Class	(245,034)	(18,766)
R Class	(17,855)	(178)
Decrease in net assets from distributions	(203,013,599)	(101,632,900)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	916,605,457	340,127,434

Net increase (decrease) in net assets	1,189,730,833	486,025,510

Net Assets
Beginning of period	3,870,580,133	3,384,554,623
End of period	$5,060,310,966	$3,870,580,133

Undistributed net investment income	$45,944,892	$63,432,280

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek total return and inflation protection consistent with investment in inflation-indexed securities primarily issued by the U.S. Treasury, by other U.S. government agencies and instrumentalities, and by other, non-U.S. government entities such as corporations.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) owns, in aggregate, 9% of the shares of the fund. ACAAP does not invest in the funds for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $1,871,296,574, of which $1,774,377,858 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $1,149,730,232, of which $1,015,608,318 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	112,650,177	$1,438,700,110	102,552,177	$1,220,514,290
Issued in reinvestment of distributions	8,847,566	111,258,919	4,754,110	55,508,337
Redeemed	(75,009,746)	(955,953,493)	(86,351,187)	(1,025,847,233)
	46,487,997	594,005,536	20,955,100	250,175,394
Institutional Class
Sold	32,801,016	419,881,127	26,056,470	309,436,624
Issued in reinvestment of distributions	2,504,458	31,498,086	1,118,020	13,053,050
Redeemed	(19,460,300)	(248,592,301)	(15,977,552)	(188,928,489)
	15,845,174	202,786,912	11,196,938	133,561,185
A Class
Sold	26,291,700	334,160,497	18,518,380	219,297,851
Issued in reinvestment of distributions	2,595,342	32,514,637	1,457,180	16,957,986
Redeemed	(21,759,335)	(276,106,942)	(24,035,597)	(284,856,814)
	7,127,707	90,568,192	(4,060,037)	(48,600,977)
C Class
Sold	2,256,037	28,872,464	454,284	5,408,287
Issued in reinvestment of distributions	40,526	513,580	2,702	31,537
Redeemed	(261,946)	(3,361,362)	(39,167)	(464,882)
	2,034,617	26,024,682	417,819	4,974,942
R Class
Sold	363,205	4,596,020	1,354	16,248
Issued in reinvestment of distributions	4,915	62,258	55	642
Redeemed	(112,764)	(1,438,143)	—	—
	255,356	3,220,135	1,409	16,890
Net increase (decrease)	71,750,851	$916,605,457	28,511,229	$340,127,434

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$4,503,776,147	—
Corporate Bonds	—	173,594,688	—
Commercial Mortgage-Backed Securities	—	134,777,839	—
Collateralized Mortgage Obligations	—	105,303,193	—
U.S. Government Agency Mortgage-Backed Securities	—	55,013,129	—
Municipal Securities	—	1,999,879	—
Temporary Cash Investments	$9,149,822	51,155,933	—
Collateral Received for Swap Agreements	—	989,086	—
Total Value of Investment Securities	$9,149,822	$5,026,609,894	—

Other Financial Instruments
Swap Agreements	—	$(108,777)	—
Futures Contracts	$(342,984)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(342,984)	$(108,777)	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2012

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures agreements*	$ 18,906
Other Contracts	Swap agreements	$4,002,031	Swap agreements	4,110,808
		$4,002,031		$4,129,714
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended
March 31, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$ 8,365,129	Change in net unrealized appreciation (depreciation) on futures contracts	$ (269,449)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(3,757,175)	Change in net unrealized appreciation (depreciation) on swap agreements	3,537,922
		$ 4,607,954		$3,268,473

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$179,798,333	$86,822,755
Long-term capital gains	$23,215,266	$14,810,145

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,528,356,300
Gross tax appreciation of investments	$514,669,921
Gross tax depreciation of investments	(7,266,505)
Net tax appreciation (depreciation) of investments	$507,403,416
Net tax appreciation (depreciation) on derivatives	$ (108,777)
Other book-to-tax adjustments	$(17,154,037)
Net tax appreciation (depreciation)	$490,140,602
Undistributed ordinary income	$ 53,162,790
Accumulated long-term gains	$ 4,987,716

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$12.01	0.40	1.01	1.41	(0.45)	(0.12)	—	(0.57)	$12.85	11.99%	0.48%	3.15%	26%	$3,393,055
2011	$11.52	0.31	0.51	0.82	(0.26)	(0.07)	—	(0.33)	$12.01	7.18%	0.48%	2.58%	33%	$2,614,427
2010	$11.06	0.40	0.24	0.64	(0.18)	—	—	(0.18)	$11.52	5.76%	0.48%	3.49%	27%	$2,266,660
2009	$11.72	0.17	(0.35)	(0.18)	(0.40)	—	(0.08)	(0.48)	$11.06	(1.51)%	0.49%	1.61%	18%	$1,187,202
2008	$10.83	0.62	0.85	1.47	(0.58)	—	—	(0.58)	$11.72	14.08%	0.49%	5.66%	33%	$892,596
Institutional Class
2012	$12.01	0.43	1.01	1.44	(0.48)	(0.12)	—	(0.60)	$12.85	12.16%	0.28%	3.35%	26%	$802,309
2011	$11.52	0.34	0.50	0.84	(0.28)	(0.07)	—	(0.35)	$12.01	7.39%	0.28%	2.78%	33%	$559,589
2010	$11.06	0.41	0.25	0.66	(0.20)	—	—	(0.20)	$11.52	5.98%	0.28%	3.69%	27%	$407,799
2009	$11.71	0.16	(0.32)	(0.16)	(0.41)	—	(0.08)	(0.49)	$11.06	(1.32)%	0.29%	1.81%	18%	$210,177
2008	$10.82	0.64	0.85	1.49	(0.60)	—	—	(0.60)	$11.71	14.31%	0.29%	5.86%	33%	$165,872
A Class(3)
2012	$11.97	0.37	1.01	1.38	(0.43)	(0.12)	—	(0.55)	$12.80	11.72%	0.73%	2.90%	26%	$830,062
2011	$11.49	0.27	0.51	0.78	(0.23)	(0.07)	—	(0.30)	$11.97	6.84%	0.73%	2.33%	33%	$691,362
2010	$11.03	0.37	0.24	0.61	(0.15)	—	—	(0.15)	$11.49	5.52%	0.73%	3.24%	27%	$709,931
2009	$11.70	0.18	(0.38)	(0.20)	(0.39)	—	(0.08)	(0.47)	$11.03	(1.73)%	0.74%	1.36%	18%	$500,882
2008	$10.81	0.60	0.84	1.44	(0.55)	—	—	(0.55)	$11.70	13.83%	0.74%	5.41%	33%	$488,645

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$12.00	0.15	1.13	1.28	(0.35)	(0.12)	—	(0.47)	$12.81	10.85%	1.48%	2.15%	26%	$31,563
2011	$11.51	0.21	0.49	0.70	(0.14)	(0.07)	—	(0.21)	$12.00	6.11%	1.48%	1.58%	33%	$5,159
2010(4)	$11.51	0.03	(0.03)	—	—	—	—	—	$11.51	0.00%	1.48%(5)	3.67%(5)	27%(6)	$139
R Class
2012	$12.01	0.21	1.13	1.34	(0.40)	(0.12)	—	(0.52)	$12.83	11.37%	0.98%	2.65%	26%	$3,322
2011	$11.52	0.26	0.50	0.76	(0.20)	(0.07)	—	(0.27)	$12.01	6.64%	0.98%	2.08%	33%	$43
2010(4)	$11.51	0.04	(0.03)	0.01	—	—	—	—	$11.52	0.09%	0.98%(5)	4.17%(5)	27%(6)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	March 1, 2010 (commencement of sale) through March 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Inflation-Adjusted Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
(1)John Freidenrich will retire as Trustee effective April 30, 2012.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $23,215,266, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75039   1205

ANNUAL REPORT                  MARCH 31, 2012

Ginnie Mae Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen,
Chief Investment Officer,
Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as the risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	7.15%	6.35%(1)	5.23%	7.05%	9/23/85
Barclays U.S. GNMA Index	—	7.66%	6.74%	5.76%	7.78%(2)	—
Institutional Class	AGMNX	7.47%	—	—	6.82%(1)	9/28/07
A Class(3) No sales charge* With sales charge*	BGNAX	6.89% 2.08%	6.08%(1) 5.11%(1)	4.96% 4.48%	5.28% 4.95%	10/9/97
C Class	BGNCX	6.09%	—	—	4.81%	3/1/10
R Class	AGMWX	6.72%	—	—	6.08%(1)	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)	Since 9/30/85, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.56%	0.36%	0.81%	1.56%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Hando Aguilar,  Dan Shiffman, and Bob Gahagan

Performance Summary

Ginnie Mae returned 7.15%* for the 12 months ended March 31, 2012. By comparison, the portfolio’s benchmark, the Barclays U.S. GNMA Index, returned 7.66%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Ginnie Mae’s absolute return reflected the positive performance of government agency mortgage-backed securities (MBS) during the period. Relative to the benchmark, the main detractor (besides operating expenses) was an overweight in higher-coupon MBS.

Market Overview

On an absolute basis, MBS enjoyed solid performance for the 12-month period. Mortgage rates steadily declined throughout the 12 months, with the conventional 30-year rate mortgage dipping below 4% by the end of March 2012. At the same time, tight lending standards kept new origination relatively constrained and refinancing activity fairly muted. Overall, these factors were positive influences on the mortgage sector.

Within the mortgage market, GNMA securities were among the better performers, outpacing government agency MBS issued by Freddie Mac and Fannie Mae. Demand for the higher credit quality of GNMA securities helped GNMAs outperform.

Portfolio Positioning

An overweight position in higher-coupon mortgages slightly hindered the performance of the fund versus the benchmark. These mortgages generally lagged lower-coupon mortgages during the period, primarily because they are considered more susceptible to any government-sponsored refinancing plan than lower-coupon securities. Throughout the period, we increased the fund’s exposure to lower-coupon mortgages to enhance overall diversification and take advantage of our growing confidence in these securities. Lower-coupon mortgages typically have more duration (price sensitivity to interest rate changes) risk than higher-coupon mortgages. But, because we did not expect interest rates to rise dramatically, due to the sluggish economy and Federal Reserve (Fed) policy, we concluded the duration risk of lower-coupon mortgages had eased, making them relatively attractive from a risk/return perspective.

We continued to emphasize single-issuer GNMA securities over those with multiple originators. Much of the new issuance in the GNMA market consists of multiple-issuer securities, so the supply dynamics favor single-issuer securities. These securities generally provide prepayment protection while delivering incremental income to the portfolio. Within the single-issuer

*All fund returns referenced in this commentary are for Investor Class shares.

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allocation, the fund held loan balance paper, which provides exposure to mortgage pools with lower average loan balances and less susceptibility to prepayments. Although these securities experienced volatility late in the period, they generated positive overall performance for the fund.

We also maintained an overweight position in 30-year GNMA securities and corresponding underweight to 15-year GNMAs. This positioning also contributed positively to fund performance, as 30-year securities outperformed 15-year GNMAs during the period.

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and 30-year Treasuries. This strategy remained intact through the first half of the reporting period. At that point, the yield curve had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.

Outlook

We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices. We believe the outlook for the mortgage market remains favorable, primarily due to relatively muted prepayment activity. Nevertheless, any new mortgage assistance program from the federal government may create “headline” risks for the market.

Although another round of quantitative easing from the Fed seems less likely in light of recent, more-favorable economic data, it remains a possibility—and that possibility continues to fuel investor interest in the mortgage market. Any indications of weakening economic growth may prompt the Fed to start purchasing Treasuries and agency mortgages again.

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Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	4.2 years
Weighted Average Life	5.6 years

30-Day SEC Yields
Investor Class	2.93%
Institutional Class	3.13%
A Class	2.56%
C Class	1.96%
R Class	2.43%

Types of Investments in Portfolio	% of fund investments
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	87.5%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	7.7%
Temporary Cash Investments	4.8%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,016.00	$2.82	0.56%
Institutional Class	$1,000	$1,017.10	$1.82	0.36%
A Class	$1,000	$1,013.90	$4.08	0.81%
C Class	$1,000	$1,010.10	$7.84	1.56%
R Class	$1,000	$1,013.50	$5.34	1.06%
Hypothetical
Investor Class	$1,000	$1,022.20	$2.83	0.56%
Institutional Class	$1,000	$1,023.20	$1.82	0.36%
A Class	$1,000	$1,020.95	$4.09	0.81%
C Class	$1,000	$1,017.20	$7.87	1.56%
R Class	$1,000	$1,019.70	$5.35	1.06%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 98.4%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.7%
GNMA, VRN, 1.625%, 4/20/12	$18,575,526	$19,214,863
GNMA, VRN, 1.75%, 4/20/12	31,122,695	32,232,353
		51,447,216
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 95.7%
GNMA, 3.50%, 4/19/12(2)	15,000,000	15,637,500
GNMA, 4.00%, 4/19/12(2)	175,000,000	187,851,562
GNMA, 4.00%, 12/20/39 to 12/15/41	289,700,840	311,837,363
GNMA, 4.50%, 4/19/12(2)	30,000,000	32,648,439
GNMA, 4.50%, 7/15/33 to 5/20/41(3)	290,749,622	317,775,158
GNMA, 5.00%, 6/15/33 to 6/20/40(3)	370,719,345	411,562,322
GNMA, 5.50%, 4/15/33 to 1/20/40(3)	274,296,576	306,798,141
GNMA, 6.00%, 7/20/16 to 2/20/39(3)	136,444,518	153,994,837
GNMA, 6.50%, 6/15/23 to 11/15/38(3)	36,516,081	42,125,996
GNMA, 7.00%, 5/15/17 to 12/20/29(3)	7,090,625	8,306,472
GNMA, 7.25%, 4/15/23 to 6/15/23(3)	54,472	62,926
GNMA, 7.50%, 6/15/17 to 11/15/31(3)	5,799,362	6,560,395
GNMA, 7.65%, 6/15/16 to 12/15/16(3)	63,605	64,104
GNMA, 7.75%, 11/15/22 to 6/20/23(3)	47,455	48,592
GNMA, 7.77%, 4/15/20 to 6/15/20(3)	147,738	157,187
GNMA, 7.85%, 9/20/22(3)	28,314	28,451
GNMA, 7.89%, 9/20/22(3)	12,683	12,745
GNMA, 7.98%, 6/15/19(3)	28,104	28,250
GNMA, 8.00%, 2/20/17 to 7/20/30(3)	1,649,403	1,835,893
GNMA, 8.15%, 2/15/21(3)	51,232	52,917
GNMA, 8.25%, 4/15/17 to 2/15/22(3)	349,512	362,525
GNMA, 8.35%, 11/15/20(3)	28,777	28,932
GNMA, 8.50%, 1/20/13 to 12/15/30(3)	1,317,075	1,481,687
GNMA, 8.75%, 1/15/17 to 7/15/27(3)	119,323	123,425
GNMA, 9.00%, 7/20/15 to 1/15/25(3)	860,130	948,529
GNMA, 9.25%, 9/15/16 to 3/15/25(3)	185,149	189,040
GNMA, 9.50%, 5/15/16 to 7/20/25(3)	353,201	365,743
GNMA, 9.75%, 8/15/17 to 11/20/21(3)	62,380	66,265
GNMA, 10.00%, 3/15/16 to 11/20/21(3)	25,415	27,153
GNMA, 10.25%, 2/15/19(3)	6,959	7,007
GNMA, 10.50%, 3/15/14 to 4/20/19(3)	45,645	48,242
GNMA, 11.00%, 2/15/16 to 6/15/20(3)	29,739	30,621
GNMA, 11.25%, 2/20/16(3)	1,445	1,456
GNMA, 11.50%, 5/15/13 to 5/20/14(3)	674	683
GNMA, 12.00%, 12/15/12(3)	334	336
GNMA, 12.25%, 2/15/14(3)	1,453	1,465
GNMA, 12.50%, 11/20/13 to 12/15/13(3)	3,783	3,812
GNMA, 13.00%, 12/15/12 to 8/15/15(3)	20,559	20,756
GNMA, 13.50%, 10/15/12 to 8/15/14(3)	8,108	8,189
GNMA, 13.75%, 8/15/14(3)	2,451	2,474
GNMA, 14.50%, 10/15/12 to 12/15/12(3)	1,520	1,529
GNMA, 15.00%, 7/15/12 to 9/15/12(3)	195	196
		1,801,109,315
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,761,145,245)		1,852,556,531
U.S. Government Agency Collateralized Mortgage Obligations(1) — 8.7%
GNMA, Series 1998-17, Class F, VRN, 0.74%, 4/16/12(3)	299,915	302,454
GNMA, Series 1998-6, Class FA, VRN, 0.75%, 4/16/12(3)	2,504,409	2,523,778
GNMA, Series 1999-43, Class FB, VRN, 0.59%, 4/16/12	9,395,665	9,427,741
GNMA, Series 2000-22, Class FG, VRN, 0.44%, 4/16/12(3)	102,162	102,260
GNMA, Series 2001-59, Class FD, VRN, 0.74%, 4/16/12(3)	1,410,645	1,422,810

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	Principal Amount	Value
GNMA, Series 2001-62, Class FB, VRN, 0.74%, 4/16/12(3)	$2,853,771	$2,878,412
GNMA, Series 2002-13, Class FA, VRN, 0.74%, 4/16/12(3)	1,600,720	1,612,708
GNMA, Series 2002-24, Class FA, VRN, 0.74%, 4/16/12(3)	2,926,551	2,945,506
GNMA, Series 2002-29, Class FA SEQ, VRN, 0.59%, 4/20/12(3)	888,940	893,255
GNMA, Series 2002-31, Class FW, VRN, 0.64%, 4/16/12(3)	926,740	932,138
GNMA, Series 2003-110, Class F, VRN, 0.64%, 4/20/12	4,033,310	4,052,577
GNMA, Series 2003-42, Class FW, VRN, 0.59%, 4/20/12(3)	1,490,979	1,494,765
GNMA, Series 2003-66, Class EH, 5.00%, 5/20/32(3)	17,650,000	18,888,298
GNMA, Series 2003-66, Class HF, VRN, 0.69%, 4/20/12	2,786,418	2,808,201
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33(3)	22,223,224	24,065,051
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.49%, 4/16/12(3)	1,929,228	1,934,233
GNMA, Series 2004-76, Class F, VRN, 0.64%, 4/20/12	3,901,436	3,921,053
GNMA, Series 2007-5, Class FA, VRN, 0.38%, 4/20/12	15,059,036	15,034,183
GNMA, Series 2007-74, Class FL, VRN, 0.70%, 4/16/12	15,730,289	15,818,595
GNMA, Series 2008-2, Class LF, VRN, 0.70%, 4/20/12	8,189,130	8,233,049
GNMA, Series 2009-109, Class FA, VRN, 0.64%, 4/16/12	5,762,193	5,783,628
GNMA, Series 2009-45, Class PA, 4.50%, 1/16/31	25,731,873	26,932,787
GNMA, Series 2010-60, Class DY SEQ, 4.00%, 5/16/25	10,000,000	11,046,915
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $157,915,832)		163,054,397

Shares
Temporary Cash Investments — 5.3%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $36,682,214), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $35,927,435)		$35,927,405
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $22,874,711), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $22,454,684)		22,454,628
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $27,538,354), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $26,945,620)		26,945,553
SSgA U.S. Government Money Market Fund	15,269,412	15,269,412
TOTAL TEMPORARY CASH INVESTMENTS (Cost $100,596,998)		100,596,998
TOTAL INVESTMENT SECURITIES — 112.4% (Cost $2,019,658,075)		2,116,207,926
OTHER ASSETS AND LIABILITIES(4) — (12.4)%		(232,864,403)
TOTAL NET ASSETS — 100.0%		$1,883,343,523

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Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
120	U.S. Treasury 10-Year Notes	June 2012	$15,538,125	$172,230

Notes to Schedule of Investments

GNMA = Government National Mortgage Association
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Final maturity date indicated, unless otherwise noted.
(2)	Forward commitment. Settlement date is indicated.
(3)	Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $251,676,000.
(4)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $2,019,658,075)	$2,116,207,926
Receivable for capital shares sold	1,267,228
Receivable for variation margin on futures contracts	50,625
Interest receivable	6,686,839
2,124,212,618

Liabilities
Payable for investments purchased	237,082,031
Payable for capital shares redeemed	2,473,096
Accrued management fees	863,492
Distribution and service fees payable	65,351
Dividends payable	385,125
240,869,095

Net Assets	$1,883,343,523

Net Assets Consist of:
Capital paid in	$1,815,401,090
Undistributed net investment income	12,473
Accumulated net realized loss	(28,792,121)
Net unrealized appreciation	96,722,081
$1,883,343,523

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,574,686,123	140,432,711	$11.21
Institutional Class	$40,336,207	3,597,760	$11.21
A Class	$250,168,885	22,310,702	$11.21*
C Class	$13,809,473	1,231,448	$11.21
R Class	$4,342,835	387,458	$11.21

*	Maximum offering price $11.74 (net asset value divided by 0.955).

  See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$63,284,920

Expenses:
Management fees	9,438,119
Distribution and service fees:
A Class	544,895
C Class	66,768
R Class	17,273
Trustees’ fees and expenses	104,756
10,171,811
Fees waived	(147,339)
10,024,472

Net investment income (loss)	53,260,448

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,450,867
Futures contract transactions	2,465,409
17,916,276

Change in net unrealized appreciation (depreciation) on:
Investments	42,560,302
Futures contracts	190,476
42,750,778

Net realized and unrealized gain (loss)	60,667,054

Net Increase (Decrease) in Net Assets Resulting from Operations	$113,927,502

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$53,260,448	$57,506,413
Net realized gain (loss)	17,916,276	8,125,717
Change in net unrealized appreciation (depreciation)	42,750,778	10,445,681
Net increase (decrease) in net assets resulting from operations	113,927,502	76,077,811

Distributions to Shareholders
From net investment income:
Investor Class	(52,366,857)	(58,283,990)
Institutional Class	(745,895)	(644,563)
A Class	(7,112,477)	(6,380,868)
C Class	(165,442)	(50,612)
R Class	(104,527)	(83,161)
Decrease in net assets from distributions	(60,495,198)	(65,443,194)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	265,675,829	(39,776,522)

Net increase (decrease) in net assets	319,108,133	(29,141,905)

Net Assets
Beginning of period	1,564,235,390	1,593,377,295
End of period	$1,883,343,523	$1,564,235,390

Undistributed net investment income	$12,473	$390

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates. In addition, the fund may buy other U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that

18

provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.028% of its management fee. The total amount of the waiver for each class for the year ended March 31, 2012 was $129,821, $1,196, $15,704, $351 and $267 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2012 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2012 was 0.54% for the Investor Class, A Class, C Class and R Class and 0.34% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $2,634,473,117 and $2,312,934,962, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	36,710,423	$411,082,724	24,962,522	$273,145,608
Issued in reinvestment of distributions	4,178,200	46,627,670	4,712,805	51,577,224
Redeemed	(28,015,057)	(312,254,964)	(33,630,764)	(366,579,418)
	12,873,566	145,455,430	(3,955,437)	(41,856,586)
Institutional Class
Sold	2,966,108	33,268,040	907,018	9,911,787
Issued in reinvestment of distributions	67,053	745,895	43,589	477,102
Redeemed	(571,843)	(6,409,113)	(1,484,847)	(16,225,430)
	2,461,318	27,604,822	(534,240)	(5,836,541)
A Class
Sold	16,169,635	181,093,952	6,965,105	76,042,550
Issued in reinvestment of distributions	563,341	6,299,798	315,711	3,456,305
Redeemed	(9,594,168)	(107,350,460)	(6,872,367)	(75,110,888)
	7,138,808	80,043,290	408,449	4,387,967
C Class
Sold	1,049,960	11,742,745	323,060	3,529,996
Issued in reinvestment of distributions	12,400	138,720	3,188	34,887
Redeemed	(69,632)	(779,938)	(89,853)	(979,452)
	992,728	11,101,527	236,395	2,585,431
R Class
Sold	258,680	2,889,920	127,154	1,384,575
Issued in reinvestment of distributions	9,339	104,245	7,594	83,071
Redeemed	(136,724)	(1,523,405)	(47,844)	(524,439)
	131,295	1,470,760	86,904	943,207
Net increase (decrease)	23,597,715	$265,675,829	(3,757,929)	$(39,776,522)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,852,556,531	—
U.S. Government Agency Collateralized Mortgage Obligations	—	163,054,397	—
Temporary Cash Investments	$15,269,412	85,327,586	—
Total Value of Investment Securities	$15,269,412	$2,100,938,514	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$172,230	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were lower than the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of March 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $50,625 in receivable for variation margin on futures contracts.* For the year ended March 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $2,465,409 in net realized gain (loss) on futures contract transactions and $190,476 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$60,495,198	$65,443,194
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,019,938,848
Gross tax appreciation of investments	$97,160,143
Gross tax depreciation of investments	(891,065)
Net tax appreciation (depreciation) of investments	$96,269,078
Undistributed ordinary income	$12,473
Accumulated capital losses	$(25,896,760)
Capital loss deferral	$(2,442,358)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2013	2014	2015
$(7,665,533)	$(10,878,793)	$(7,352,434)

The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

The capital loss deferral represents net capital losses incurred in the five-month period ended March 31, 2012. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.84	0.35	0.42	0.77	(0.40)	$11.21	7.15%	0.55%	0.56%	3.12%	3.11%	130%	$1,574,686
2011	$10.76	0.39	0.13	0.52	(0.44)	$10.84	4.90%	0.53%	0.56%	3.57%	3.54%	100%	$1,382,165
2010	$10.68	0.40	0.14	0.54	(0.46)	$10.76	5.12%	0.54%	0.56%	3.69%	3.67%	171%	$1,414,742
2009	$10.40	0.43	0.30	0.73	(0.45)	$10.68	7.22%	0.53%	0.57%	4.12%	4.08%	330%	$1,336,491
2008	$10.17	0.48	0.25	0.73	(0.50)	$10.40	7.39%	0.52%	0.57%	4.73%	4.68%	338%	$1,179,206
Institutional Class
2012	$10.83	0.37	0.43	0.80	(0.42)	$11.21	7.47%	0.35%	0.36%	3.32%	3.31%	130%	$40,336
2011	$10.76	0.41	0.13	0.54	(0.47)	$10.83	5.02%	0.33%	0.36%	3.77%	3.74%	100%	$12,313
2010	$10.68	0.42	0.14	0.56	(0.48)	$10.76	5.33%	0.34%	0.36%	3.89%	3.87%	171%	$17,971
2009	$10.40	0.45	0.30	0.75	(0.47)	$10.68	7.44%	0.33%	0.37%	4.32%	4.28%	330%	$8,016
2008(3)	$10.11	0.25	0.30	0.55	(0.26)	$10.40	5.45%	0.29%(4)	0.37%(4)	4.86%(4)	4.78%(4)	338%(5)	$6,143
A Class(6)
2012	$10.84	0.32	0.42	0.74	(0.37)	$11.21	6.89%	0.80%	0.81%	2.87%	2.86%	130%	$250,169
2011	$10.76	0.36	0.14	0.50	(0.42)	$10.84	4.64%	0.78%	0.81%	3.32%	3.29%	100%	$164,395
2010	$10.68	0.37	0.14	0.51	(0.43)	$10.76	4.86%	0.79%	0.81%	3.44%	3.42%	171%	$158,819
2009	$10.40	0.40	0.30	0.70	(0.42)	$10.68	6.96%	0.78%	0.82%	3.87%	3.83%	330%	$146,874
2008	$10.17	0.46	0.24	0.70	(0.47)	$10.40	7.12%	0.77%	0.82%	4.48%	4.43%	338%	$95,323

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$10.84	0.23	0.43	0.66	(0.29)	$11.21	6.09%	1.55%	1.56%	2.12%	2.11%	130%	$13,809
2011	$10.76	0.28	0.13	0.41	(0.33)	$10.84	3.87%	1.53%	1.56%	2.57%	2.54%	100%	$2,587
2010(7)	$10.78	0.02	(0.01)	0.01	(0.03)	$10.76	0.08%	1.54%(4)	1.56%(4)	2.72%(4)	2.70%(4)	171%(8)	$25
R Class
2012	$10.83	0.29	0.43	0.72	(0.34)	$11.21	6.72%	1.05%	1.06%	2.62%	2.61%	130%	$4,343
2011	$10.76	0.34	0.12	0.46	(0.39)	$10.83	4.29%	1.03%	1.06%	3.07%	3.04%	100%	$2,775
2010	$10.68	0.34	0.14	0.48	(0.40)	$10.76	4.58%	1.04%	1.06%	3.19%	3.17%	171%	$1,820
2009	$10.40	0.36	0.32	0.68	(0.40)	$10.68	6.69%	1.03%	1.07%	3.62%	3.58%	330%	$556
2008(3)	$10.11	0.22	0.29	0.51	(0.22)	$10.40	5.09%	0.99%(4)	1.07%(4)	4.19%(4)	4.11%(4)	338%(5)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	September 28, 2007 (commencement of sale) through March 31, 2008.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(7)	March 1, 2010 (commencement of sale) through March 31, 2010.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

25

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75037   1205

ANNUAL REPORT                  MARCH 31, 2012

Government Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen,
Chief Investment Officer,
Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	7.20%	6.26%	5.50%	7.38%	5/16/80
Barclays U.S. Government/MBS Index	—	7.09%	6.16%	5.58%	8.40%(1)	—
Institutional Class	ABTIX	7.32%	—	—	5.45%	3/1/10
A Class(2) No sales charge* With sales charge*	ABTAX	6.93% 2.14%	5.99% 5.03%	5.24% 4.75%	5.43% 5.10%	10/9/97
C Class	ABTCX	6.04%	—	—	4.19%	3/1/10
R Class	ABTRX	6.58%	—	—	4.72%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Performance information prior to September 3, 2002, is that of the American Century Treasury Fund, all of the net assets of which were acquired by Government Bond pursuant to a plan of reorganization approved by Treasury Fund shareholders on August 2, 2002.

(1)	Since 5/31/80, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.48%	0.28%	0.73%	1.48%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Government Bond returned 7.20%* for the 12 months ended March 31, 2012, its best fiscal-year return since the 12-months ended March 31, 2008. By comparison, the portfolio’s benchmark, the Barclays U.S. Government/MBS Index, returned 7.09%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Government Bond’s absolute return reflected the positive performance of intermediate- and long-term government-backed securities during the period. Relative to the benchmark, the main contributor was security selection within the fund’s mortgage-backed securities (MBS) allocation during the reporting period.

Treasuries Rallied; Mortgage Strategy was Positive

With Treasury yields remaining at relatively low levels, we maintained a portfolio overweight position in the higher-yielding MBS sector throughout the 12-month period and maintained an underweight position in U.S. Treasuries. This detracted from fund performance, as Treasury notes and bonds continued to advance during the period, outperforming MBS and other government agency securities. Strong demand for safe-haven Treasuries during much of the reporting period caused yields on Treasury notes and bonds to decline. This generated strong total returns, particularly among longer-term Treasuries, which outpaced other taxable fixed-income sectors and even the major U.S. stock benchmarks for the 12 months.

Security selection within the portfolio’s mortgage component contributed positively to the 12-month return and helped offset the effect of the relative Treasury underweight. In particular, we maintained a modest overweight to higher-yielding collateralized mortgage obligations (CMOs) and a neutral weighting to traditional government agency pass-through MBS. This positioning helped the portfolio’s performance, because CMOs outperformed traditional MBS. Investors generally favored “structured mortgage products,” such as CMOs, which are less likely to experience sharp price volatility due to refinancing and the risk of rapidly changing interest rates, while offering more-predictable cash flows.

An underweight to government agency securities, which lagged Treasuries and MBS for the 12-month period, also helped relative performance. In general, valuations among agency securities were unattractive, due to the impact on the market from the Federal Reserve’s (the Fed’s) bond-buying activities.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Yield Curve Positioning Helped Performance

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and 30-year Treasuries. This strategy remained intact through the first half of the reporting period. At that point, the yield curve had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.

Outlook

“We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices,” said Portfolio Manager Bob Gahagan. “We also think growth constraints on global demand for resources and labor should keep inflation contained at a moderate level.

“In the long run, U.S. interest rates, bond yields, and inflation are more likely to rise than decline further. That’s normal, especially following an extended period in which the Fed has kept short-term interest rates artificially low. We believe mixed signals and lingering economic and political uncertainties generally make the case for a disciplined, diversified investment approach.

“We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

7

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life	5.9 years

30-Day SEC Yields
Investor Class	1.89%
Institutional Class	2.09%
A Class	1.57%
C Class	0.91%
R Class	1.40%

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	47.8%
U.S. Treasury Securities	39.2%
Collateralized Mortgage Obligations	9.3%
U.S. Government Agency Securities	8.0%
Temporary Cash Investments	3.5%
Other Assets and Liabilities	(7.8)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.40	$2.41	0.48%
Institutional Class	$1,000	$1,004.50	$1.40	0.28%
A Class	$1,000	$1,003.10	$3.66	0.73%
C Class	$1,000	$999.40	$7.40	1.48%
R Class	$1,000	$1,001.90	$4.90	0.98%
Hypothetical
Investor Class	$1,000	$1,022.60	$2.43	0.48%
Institutional Class	$1,000	$1,023.60	$1.42	0.28%
A Class	$1,000	$1,021.35	$3.69	0.73%
C Class	$1,000	$1,017.60	$7.47	1.48%
R Class	$1,000	$1,020.10	$4.95	0.98%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 47.8%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.4%
FHLMC, VRN, 2.59%, 4/15/12	$4,224,813	$4,392,828
FHLMC, VRN, 2.69%, 4/15/12	9,042,120	9,385,294
FHLMC, VRN, 3.56%, 4/15/12	5,436,585	5,711,328
FHLMC, VRN, 3.70%, 4/15/12	6,506,755	6,824,416
FHLMC, VRN, 3.97%, 4/15/12	2,412,191	2,553,273
FHLMC, VRN, 4.03%, 4/15/12	2,519,424	2,653,062
FNMA, VRN, 2.73%, 4/25/12	2,917,981	3,015,804
FNMA, VRN, 3.11%, 4/25/12	5,895,325	6,128,025
FNMA, VRN, 3.34%, 4/25/12	4,360,931	4,575,515
FNMA, VRN, 3.39%, 4/25/12	6,500,542	6,790,832
FNMA, VRN, 3.61%, 4/25/12	3,983,489	4,197,407
FNMA, VRN, 3.88%, 4/25/12	4,883,400	5,157,914
FNMA, VRN, 5.78%, 4/25/12(2)	1,543,446	1,651,803
GNMA, VRN, 1.625%, 4/20/12	787,335	814,685
GNMA, VRN, 1.625%, 4/20/12	882,667	913,329
GNMA, VRN, 1.625%, 4/20/12	1,736,520	1,796,843
GNMA, VRN, 1.625%, 4/20/12	1,242,341	1,285,497
GNMA, VRN, 1.625%, 4/20/12	2,504,464	2,589,376
GNMA, VRN, 1.75%, 4/20/12	1,356,846	1,405,223
GNMA, VRN, 1.75%, 4/20/12	2,434,270	2,521,062
GNMA, VRN, 2.125%, 4/20/12	1,594,286	1,653,454
		76,016,970
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 42.4%
FHLMC, 4.50%, 1/1/19(2)	1,569,607	1,684,846
FHLMC, 5.00%, 5/1/23(2)	8,847,736	9,609,303
FHLMC, 5.50%, 10/1/34(2)	2,057,610	2,252,751
FHLMC, 5.50%, 4/1/38(2)	24,486,463	26,659,513
FHLMC, 4.00%, 12/1/40	3,381,004	3,568,680
FHLMC, 4.00%, 4/1/41	14,276,266	15,122,265
FHLMC, 6.50%, 7/1/47(2)	94,817	105,481
FNMA, 4.00%, 4/12/12(3)	15,000,000	15,731,250
FNMA, 4.50%, 4/12/12(3)	30,000,000	31,917,189
FNMA, 5.00%, 4/12/12(3)	15,000,000	16,207,035
FNMA, 6.00%, 4/12/12(3)	18,200,000	20,054,130
FNMA, 6.50%, 4/12/12(3)	15,170,000	16,981,515
FNMA, 4.50%, 6/1/18	937,136	1,007,989
FNMA, 4.50%, 5/1/19(2)	4,820,545	5,181,995
FNMA, 5.00%, 9/1/20(2)	552,725	599,782
FNMA, 4.50%, 11/1/20	429,710	461,930
FNMA, 6.50%, 3/1/32(2)	304,265	346,371
FNMA, 7.00%, 6/1/32(2)	328,167	385,542
FNMA, 6.50%, 8/1/32(2)	365,533	416,118
FNMA, 5.50%, 7/1/33(2)	3,678,875	4,043,462
FNMA, 5.00%, 11/1/33(2)	19,784,434	21,427,619
FNMA, 5.50%, 8/1/34	15,534,371	17,047,170
FNMA, 5.50%, 9/1/34(2)	939,610	1,031,113
FNMA, 5.50%, 10/1/34(2)	7,749,442	8,517,433
FNMA, 5.00%, 8/1/35(2)	3,144,020	3,400,724
FNMA, 5.50%, 1/1/36(2)	16,673,810	18,253,283
FNMA, 5.00%, 2/1/36(2)	1,815,731	1,963,982
FNMA, 5.50%, 4/1/36(2)	5,003,576	5,477,554
FNMA, 5.00%, 5/1/36(2)	8,698,546	9,408,766
FNMA, 5.50%, 12/1/36(2)	3,857,984	4,213,797
FNMA, 5.50%, 2/1/37(2)	14,269,889	15,585,969
FNMA, 6.50%, 8/1/37(2)	1,174,410	1,308,489
FNMA, 6.00%, 9/1/37	5,883,333	6,488,984
FNMA, 6.00%, 11/1/37	24,385,612	27,071,226
FNMA, 6.00%, 9/1/38	1,439,488	1,578,902
FNMA, 6.00%, 11/1/38	1,693,033	1,857,003
FNMA, 4.50%, 2/1/39	7,381,339	7,855,509
FNMA, 4.50%, 4/1/39	2,883,474	3,136,287
FNMA, 4.50%, 5/1/39	6,926,163	7,533,425
FNMA, 4.50%, 10/1/39	8,980,624	9,768,014
FNMA, 4.50%, 3/1/40	8,539,440	9,202,753
FNMA, 4.00%, 10/1/40	8,200,196	8,704,442
FNMA, 4.50%, 11/1/40	7,655,180	8,249,807
FNMA, 4.00%, 12/1/40	9,307,140	9,815,468
FNMA, 4.00%, 5/1/41	9,129,239	9,580,777
FNMA, 4.50%, 6/1/41	12,487,883	13,457,898
FNMA, 4.50%, 7/1/41	1,122,152	1,203,005
FNMA, 4.00%, 8/1/41	7,551,806	8,002,021
FNMA, 4.50%, 9/1/41	6,459,190	6,939,837
FNMA, 3.50%, 10/1/41	12,119,077	12,463,895
FNMA, 4.00%, 12/1/41	19,715,674	20,854,095

11

	Principal Amount	Value
FNMA, 4.00%, 1/1/42	$6,937,581	$7,322,826
FNMA, 6.50%, 6/1/47(2)	133,679	148,147
FNMA, 6.50%, 8/1/47(2)	291,817	323,400
FNMA, 6.50%, 8/1/47(2)	540,109	598,565
FNMA, 6.50%, 9/1/47(2)	29,886	33,120
FNMA, 6.50%, 9/1/47(2)	282,532	313,110
FNMA, 6.50%, 9/1/47(2)	157,439	174,478
FNMA, 6.50%, 9/1/47(2)	216,182	239,579
FNMA, 6.50%, 9/1/47(2)	606,724	672,390
FNMA, 6.00%, 4/1/48(2)	3,063,851	3,345,265
GNMA, 4.00%, 4/19/12(3)	17,000,000	18,248,438
GNMA, 4.50%, 4/19/12(3)	17,000,000	18,500,782
GNMA, 5.50%, 12/20/38	11,783,049	13,114,402
GNMA, 6.00%, 1/20/39	2,491,288	2,806,127
GNMA, 5.00%, 3/20/39	14,257,285	15,725,627
GNMA, 5.50%, 3/20/39	4,331,073	4,820,436
GNMA, 5.50%, 4/20/39	7,381,243	8,215,242
GNMA, 5.00%, 12/15/39	11,917,830	13,251,377
GNMA, 5.00%, 8/20/40	15,323,686	16,906,644
GNMA, 4.00%, 11/20/40	20,300,560	21,846,227
GNMA, 4.00%, 12/15/40	3,872,982	4,168,570
		604,511,146
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $653,240,756)		680,528,116
U.S. Treasury Securities — 39.2%
U.S. Treasury Bonds, 10.625%, 8/15/15(2)	6,250,000	8,340,819
U.S. Treasury Bonds, 8.125%, 8/15/21(2)	14,247,000	21,678,819
U.S. Treasury Bonds, 7.125%, 2/15/23(2)	10,700,000	15,673,831
U.S. Treasury Bonds, 6.75%, 8/15/26(2)	1,600,000	2,360,250
U.S. Treasury Bonds, 6.625%, 2/15/27(2)	4,500,000	6,597,423
U.S. Treasury Bonds, 5.50%, 8/15/28(2)	7,500,000	10,025,392
U.S. Treasury Bonds, 5.25%, 2/15/29(2)	5,000,000	6,539,065
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	1,300,000	1,745,860
U.S. Treasury Bonds, 3.50%, 2/15/39(2)	4,000,000	4,141,876
U.S. Treasury Bonds, 4.25%, 5/15/39(2)	8,500,000	9,983,513
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	11,200,000	13,413,747
U.S. Treasury Bonds, 4.625%, 2/15/40(2)	13,000,000	16,182,972
U.S. Treasury Bonds, 4.75%, 2/15/41(2)	2,000,000	2,540,312
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	10,000,000	11,979,690
U.S. Treasury Bonds, 3.75%, 8/15/41(2)	1,800,000	1,939,219
U.S. Treasury Bonds, 3.125%, 11/15/41(2)	4,500,000	4,300,313
U.S. Treasury Bonds, 3.125%, 2/15/42(2)	2,400,000	2,292,000
U.S. Treasury Notes, 3.50%, 5/31/13(2)	23,500,000	24,388,605
U.S. Treasury Notes, 0.75%, 8/15/13(2)	10,000,000	10,064,850
U.S. Treasury Notes, 0.50%, 10/15/13(2)	10,000,000	10,030,470
U.S. Treasury Notes, 1.75%, 1/31/14(2)	10,000,000	10,258,990
U.S. Treasury Notes, 0.625%, 7/15/14(2)	10,000,000	10,049,220
U.S. Treasury Notes, 0.50%, 8/15/14(2)	5,000,000	5,008,985
U.S. Treasury Notes, 0.50%, 10/15/14(2)	15,000,000	15,017,580
U.S. Treasury Notes, 2.125%, 11/30/14(2)	19,000,000	19,826,804
U.S. Treasury Notes, 2.625%, 12/31/14(2)	17,000,000	17,984,147
U.S. Treasury Notes, 2.25%, 1/31/15(2)	5,000,000	5,244,140
U.S. Treasury Notes, 0.375%, 3/15/15(2)	8,000,000	7,970,624
U.S. Treasury Notes, 1.875%, 6/30/15(2)	30,000,000	31,230,480
U.S. Treasury Notes, 1.25%, 9/30/15(2)	21,000,000	21,431,487
U.S. Treasury Notes, 1.25%, 10/31/15(2)	10,000,000	10,200,780
U.S. Treasury Notes, 2.125%, 12/31/15(2)	22,053,000	23,202,182
U.S. Treasury Notes, 2.00%, 1/31/16(2)	5,000,000	5,236,720
U.S. Treasury Notes, 2.00%, 4/30/16(2)	5,000,000	5,238,280
U.S. Treasury Notes, 1.50%, 6/30/16(2)	5,000,000	5,132,425
U.S. Treasury Notes, 1.50%, 7/31/16(2)	42,300,000	43,400,477
U.S. Treasury Notes, 4.875%, 8/15/16(2)	14,000,000	16,387,658
U.S. Treasury Notes, 0.875%, 2/28/17(2)	6,000,000	5,957,346
U.S. Treasury Notes, 2.375%, 7/31/17(2)	23,000,000	24,448,287

12

	Principal Amount	Value
U.S. Treasury Notes, 4.75%, 8/15/17(2)	$11,950,000	$14,187,829
U.S. Treasury Notes, 4.00%, 8/15/18(2)	12,085,000	14,002,551
U.S. Treasury Notes, 1.50%, 8/31/18(2)	4,000,000	4,009,376
U.S. Treasury Notes, 1.375%, 11/30/18(2)	4,000,000	3,961,252
U.S. Treasury Notes, 3.625%, 2/15/20(2)	11,300,000	12,813,138
U.S. Treasury Notes, 3.625%, 2/15/21(2)	10,000,000	11,317,190
U.S. Treasury Notes, 2.125%, 8/15/21(2)	14,000,000	13,984,684
U.S. Treasury Notes, 2.00%, 2/15/22(2)	18,000,000	17,648,442
TOTAL U.S. TREASURY SECURITIES (Cost $530,260,670)		559,370,100
Collateralized Mortgage Obligations(1) — 9.3%
FHLMC, Series 2625, Class FJ SEQ, VRN, 0.54%, 4/15/12(2)	237,433	237,522
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	5,260,000	5,599,608
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	5,000,000	5,265,917
FHLMC, Series 2779, Class FM SEQ, VRN, 0.59%, 4/15/12(2)	668,208	669,390
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	8,813,000	9,430,352
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	5,400,000	5,875,125
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	13,500,000	14,705,952
FHLMC, Series 3397, Class GF, VRN, 0.74%, 4/15/12	4,391,848	4,425,085
FHLMC, Series 3599, Class B SEQ, 1.60%, 11/15/14	647,659	649,220
FHLMC, Series 3601, Class AB SEQ, 1.25%, 11/15/12	1,797,514	1,800,856
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	11,104,439	11,725,225
FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21(2)	611,770	630,940
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	6,951,379	7,368,024
FNMA, Series 2003-42, Class FK, VRN, 0.64%, 4/25/12(2)	792,007	793,829
FNMA, Series 2003-43, Class LF, VRN, 0.59%, 4/25/12(2)	1,562,693	1,566,345
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.64%, 4/25/12(2)	474,362	474,748
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	9,300,000	10,181,062
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	5,485,000	5,941,136
FNMA, Series 2005-121, Class V SEQ, 4.50%, 6/25/29	11,556,875	12,470,797
FNMA, Series 2007-36, Class FB, VRN, 0.64%, 4/25/12	1,102,188	1,103,720
FNMA, Series 2010-39, Class VN SEQ, 5.00%, 10/25/39	8,900,000	9,390,820
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33(2)	12,000,000	12,994,542
GNMA, Series 2007-5, Class FA, VRN, 0.38%, 4/20/12	3,827,728	3,821,411
GNMA, Series 2010-60, Class DY SEQ, 4.00%, 5/16/25	5,000,000	5,523,457
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $127,072,587)		132,645,083
U.S. Government Agency Securities — 8.0%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 3.8%
FHLB, 4.75%, 12/16/16(2)	15,900,000	18,576,145
FHLB, 5.00%, 11/17/17	5,000,000	5,994,865
FHLMC, 5.00%, 2/16/17(2)	5,000,000	5,899,320
FHLMC, 1.25%, 5/12/17(2)	2,500,000	2,498,473
FHLMC, 4.875%, 6/13/18(2)	1,000,000	1,193,897
FHLMC, 2.375%, 1/13/22	3,500,000	3,441,837
FNMA, 0.70%, 9/19/14(2)	6,000,000	6,000,396

13

	Principal Amount	Value
FNMA, 1.625%, 10/26/15	$2,120,000	$2,185,508
FNMA, 5.00%, 2/13/17(2)	3,000,000	3,533,064
FNMA, 5.375%, 6/12/17(2)	3,500,000	4,217,297
		53,540,802
GOVERNMENT-BACKED CORPORATE BONDS(4) — 4.2%
Ally Financial, Inc., 1.75%, 10/30/12(2)	14,000,000	14,126,084
Ally Financial, Inc., 2.20%, 12/19/12(2)	5,150,000	5,224,659
Citigroup Funding, Inc., 2.125%, 7/12/12(2)	4,000,000	4,021,824
Citigroup Funding, Inc., 1.875%, 10/22/12	2,000,000	2,018,748
Citigroup Funding, Inc., 1.875%, 11/15/12(2)	8,000,000	8,082,176
General Electric Capital Corp., 2.625%, 12/28/12(2)	7,415,000	7,547,677
John Deere Capital Corp., 2.875%, 6/19/12(2)	3,950,000	3,973,226
JPMorgan Chase & Co., 2.125%, 12/26/12(2)	5,000,000	5,071,715
Morgan Stanley, 1.95%, 6/20/12(2)	10,000,000	10,039,050
		60,105,159
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $111,519,962)		113,645,961

Shares		Value
Temporary Cash Investments — 3.5%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $18,396,829), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $18,018,293)		$18,018,278
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $11,472,103), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $11,261,452)		11,261,424
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $13,811,009), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $13,513,742)		13,513,708
SSgA U.S. Government Money Market Fund	7,654,142	7,654,142
TOTAL TEMPORARY CASH INVESTMENTS (Cost $50,447,552)		50,447,552
TOTAL INVESTMENT SECURITIES — 107.8% (Cost $1,472,541,527)		1,536,636,812
OTHER ASSETS AND LIABILITIES(5) — (7.8)%		(111,733,490)
TOTAL NET ASSETS — 100.0%		$1,424,903,322

Notes to Schedule of Investments

FDIC = Federal Deposit Insurance Corporation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments. At the period end, the aggregate value of securities pledged was $137,641,000.
(3)	Forward commitment. Settlement date is indicated.
(4)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(5)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $1,472,541,527)	$1,536,636,812
Receivable for investments sold	18,615,122
Receivable for capital shares sold	3,156,790
Interest receivable	6,471,841
1,564,880,565

Liabilities
Payable for investments purchased	137,820,087
Payable for capital shares redeemed	1,252,454
Accrued management fees	548,136
Distribution and service fees payable	49,250
Dividends payable	307,316
139,977,243

Net Assets	$1,424,903,322

Net Assets Consist of:
Capital paid in	$1,359,107,485
Accumulated net investment loss	(307,316)
Undistributed net realized gain	2,007,868
Net unrealized appreciation	64,095,285
$1,424,903,322

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,139,705,716	99,743,189	$11.43
Institutional Class	$58,198,013	5,094,042	$11.42
A Class	$223,798,085	19,586,677	$11.43*
C Class	$2,584,063	226,266	$11.42
R Class	$617,445	54,070	$11.42
*Maximum offering price $11.97 (net asset value divided by 0.955).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$39,197,639

Expenses:
Management fees	6,053,699
Distribution and service fees:
A Class	529,555
C Class	17,857
R Class	1,848
Trustees’ fees and expenses	80,795
Other expenses	361
6,684,115

Net investment income (loss)	32,513,524

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,946,492
Futures contract transactions	3,330,852
20,277,344

Change in net unrealized appreciation (depreciation) on:
Investments	32,564,689
Futures contracts	26,698
32,591,387

Net realized and unrealized gain (loss)	52,868,731

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,382,255

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$32,513,524	$35,311,765
Net realized gain (loss)	20,277,344	7,802,552
Change in net unrealized appreciation (depreciation)	32,591,387	5,467,427
Net increase (decrease) in net assets resulting from operations	85,382,255	48,581,744

Distributions to Shareholders
From net investment income:
Investor Class	(28,401,563)	(31,367,912)
Institutional Class	(920,740)	(186,970)
A Class	(5,163,291)	(5,754,540)
C Class	(29,563)	(12,478)
R Class	(7,903)	(1,609)
From net realized gains:
Investor Class	(11,553,240)	(5,572,674)
Institutional Class	(228,299)	(14,937)
A Class	(2,349,727)	(1,126,370)
C Class	(21,766)	(5,476)
R Class	(4,628)	(363)
Decrease in net assets from distributions	(48,680,720)	(44,043,329)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	162,592,422	41,104,552

Net increase (decrease) in net assets	199,293,957	45,642,967

Net Assets
Beginning of period	1,225,609,365	1,179,966,398
End of period	$1,424,903,322	$1,225,609,365

Accumulated net investment loss	$(307,316)	$(408,166)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income. The fund pursues its objective by investing primarily in U.S. government debt securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

18

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $1,911,695,456 and $1,706,154,872, respectively, all of which are U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	34,575,711	$397,218,677	33,453,787	$376,088,849
Issued in reinvestment of distributions	3,156,164	36,167,783	2,995,597	33,685,472
Redeemed	(27,906,298)	(319,164,999)	(36,265,286)	(406,283,815)
	9,825,577	114,221,461	184,098	3,490,506
Institutional Class
Sold	4,456,949	51,200,138	2,556,660	28,470,104
Issued in reinvestment of distributions	100,684	1,149,039	18,131	201,907
Redeemed	(1,946,247)	(22,496,140)	(94,400)	(1,046,281)
	2,611,386	29,853,037	2,480,391	27,625,730
A Class
Sold	9,919,753	113,811,126	9,844,783	110,283,503
Issued in reinvestment of distributions	359,397	4,118,476	341,125	3,835,209
Redeemed	(8,844,101)	(101,297,351)	(9,413,607)	(105,369,007)
	1,435,049	16,632,251	772,301	8,749,705
C Class
Sold	171,305	1,967,427	121,030	1,369,662
Issued in reinvestment of distributions	3,478	39,867	1,522	17,038
Redeemed	(51,000)	(588,272)	(24,051)	(270,430)
	123,783	1,419,022	98,501	1,116,270
R Class
Sold	53,466	611,487	13,067	146,275
Issued in reinvestment of distributions	1,079	12,396	177	1,972
Redeemed	(13,643)	(157,232)	(2,340)	(25,906)
	40,902	466,651	10,904	122,341
Net increase (decrease)	14,036,697	$162,592,422	3,546,195	$41,104,552

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$ 680,528,116	—
U.S. Treasury Securities	—	559,370,100	—
Collateralized Mortgage Obligations	—	132,645,083	—
U.S. Government Agency Securities	—	113,645,961	—
Temporary Cash Investments	$7,654,142	42,793,410	—
Total Value of Investment Securities	$7,654,142	$1,528,982,670	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first six months of the period.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $3,330,852 in net realized gain (loss) on futures contract transactions and $26,698 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$41,804,142	$44,043,329
Long-term capital gains	$6,876,578	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,472,850,415
Gross tax appreciation of investments	$65,084,552
Gross tax depreciation of investments	(1,298,155)
Net tax appreciation (depreciation) of investments	$63,786,397
Other book-to-tax adjustments	$(1,576,789)
Net tax appreciation (depreciation)	$62,209,608
Undistributed ordinary income	$2,761,694
Accumulated long-term gains	$824,535

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:		Portfolio Turnover Rate
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Net Assets, End of Period (in thousands)
Investor Class
2012	$11.07	0.29	0.50	0.79	(0.31)	(0.12)	(0.43)	$11.43	7.20%	0.48%	2.53%	127%	$1,139,706
2011	$11.02	0.32	0.13	0.45	(0.34)	(0.06)	(0.40)	$11.07	4.04%	0.48%	2.83%	93%	$995,817
2010	$11.26	0.37	(0.07)	0.30	(0.38)	(0.16)	(0.54)	$11.02	2.77%	0.48%	3.28%	124%	$988,435
2009	$11.05	0.39	0.34	0.73	(0.40)	(0.12)	(0.52)	$11.26	6.90%	0.49%	3.58%	335%	$895,833
2008	$10.45	0.47	0.60	1.07	(0.47)	—	(0.47)	$11.05	10.58%	0.49%	4.45%	239%	$662,104
Institutional Class
2012	$11.07	0.31	0.49	0.80	(0.33)	(0.12)	(0.45)	$11.42	7.32%	0.28%	2.73%	127%	$58,198
2011	$11.01	0.34	0.14	0.48	(0.36)	(0.06)	(0.42)	$11.07	4.34%	0.28%	3.03%	93%	$27,492
2010(3)	$11.07	0.03	(0.06)	(0.03)	(0.03)	—	(0.03)	$11.01	(0.26)%	0.28%(4)	3.33%(4)	124%(5)	$25
A Class(6)
2012	$11.07	0.26	0.50	0.76	(0.28)	(0.12)	(0.40)	$11.43	6.93%	0.73%	2.28%	127%	$223,798
2011	$11.02	0.29	0.13	0.42	(0.31)	(0.06)	(0.37)	$11.07	3.78%	0.73%	2.58%	93%	$201,020
2010	$11.26	0.34	(0.07)	0.27	(0.35)	(0.16)	(0.51)	$11.02	2.52%	0.73%	3.03%	124%	$191,437
2009	$11.05	0.36	0.35	0.71	(0.38)	(0.12)	(0.50)	$11.26	6.64%	0.74%	3.33%	335%	$189,956
2008	$10.45	0.44	0.61	1.05	(0.45)	—	(0.45)	$11.05	10.31%	0.74%	4.20%	239%	$105,512

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:		Portfolio Turnover Rate
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Net Assets, End of Period (in thousands)
C Class
2012	$11.07	0.17	0.49	0.66	(0.19)	(0.12)	(0.31)	$11.42	6.04%	1.48%	1.53%	127%	$2,584
2011	$11.01	0.20	0.14	0.34	(0.22)	(0.06)	(0.28)	$11.07	3.10%	1.48%	1.83%	93%	$1,134
2010(3)	$11.07	0.02	(0.06)	(0.04)	(0.02)	—	(0.02)	$11.01	(0.36)%	1.48%(4)	2.13%(4)	124%(5)	$44
R Class
2012	$11.07	0.23	0.49	0.72	(0.25)	(0.12)	(0.37)	$11.42	6.58%	0.98%	2.03%	127%	$617
2011	$11.01	0.26	0.14	0.40	(0.28)	(0.06)	(0.34)	$11.07	3.62%	0.98%	2.33%	93%	$146
2010(3)	$11.07	0.02	(0.05)	(0.03)	(0.03)	—	(0.03)	$11.01	(0.32)%	0.98%(4)	2.63%(4)	124%(5)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	March 1, 2010 (commencement of sale) through March 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and
Shareholders of the Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

26

Management

The Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $6,876,578, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75038   1205

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $139,695
FY 2012:                    $119,767

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $157,460
FY 2012:                    $214,108

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 30, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2012